UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
  ___________________________________

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Filed by a Party other than the Registrant   ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
PLBY GROUP, INC.
_________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)

_________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PLBY GROUP, INC.
10960 Wilshire Blvd., Suite 2200
Los Angeles, CA 90024

May 1, 2023

DEAR STOCKHOLDER:

It is my pleasure to invite you to attend the 2023 Annual Meeting of Stockholders of PLBY Group, Inc. (the “Annual Meeting”). The Annual Meeting will be held virtually on June 15, 2023, at 1:00 p.m., Eastern Time. You may attend the virtual meeting, submit questions and vote your shares electronically during the meeting via live audio webcast by visiting https://www.cstproxy.com/plbygroup/2023.

The enclosed Notice of 2023 Annual Meeting of Stockholders and Proxy Statement describes the proposals to be considered and voted upon at the Annual Meeting.

We hope that all stockholders will virtually attend the Annual Meeting. Whether or not you plan to attend the virtual Annual Meeting, it is important that you be represented. To ensure that your vote will be received and counted, please vote online or by mail by following the instructions included with the proxy card.

On behalf of the Board of Directors and senior management, I would like to express our appreciation for your support and interest in PLBY Group, Inc. I look forward to your engagement with the Annual Meeting.

Sincerely,

Ben Kohn
Chief Executive Officer

NOTICE OF 2023 ANNUAL MEETING OF PLBY GROUP, INC. STOCKHOLDERS

TO THE STOCKHOLDERS OF PLBY GROUP, INC.:
The 2023 Annual Meeting of Stockholders of PLBY Group, Inc. (the “Annual Meeting”) will be held on June 15, 2023, at 1:00 p.m., Eastern Time. We have adopted a virtual format for the Annual Meeting to provide a safe, consistent and convenient experience to all stockholders regardless of location. You may attend the virtual meeting and submit questions during the meeting via live audio webcast by visiting https://www.cstproxy.com/plbygroup/2023.

The Annual Meeting is being held for the following purposes:

1.To elect two Class III directors (Tracey Edmonds and James Yaffe) to our Board of Directors;
2.To ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
3.To hold an advisory, non-binding vote to approve the compensation of our named executive officers; and
4.To consider and act upon any other business that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

You may vote on these matters directly or by proxy. Whether or not you plan to virtually attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes:

•Vote online by following the instructions included with the proxy card; or

•Vote by mail, by completing and returning the enclosed proxy card in the enclosed addressed stamped envelope.

Only stockholders of record at the close of business on May 1, 2023 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement of the meeting. This proxy statement and the proxy card were either made available to you online or mailed to you beginning on or about May 1, 2023.

By Order of the Board of Directors:

Chris Riley
General Counsel and Secretary

May 1, 2023

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2023: This notice of Annual Meeting, proxy statement and accompanying form of proxy card are being made available on or about May 1, 2023. This proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2022 are available free of charge at https://www.cstproxy.com/plbygroup/2023.

PLBY Group, Inc.
___________________________________
Proxy Statement
___________________________________

PROXY STATEMENT
OF
PLBY GROUP, INC.

GENERAL INFORMATION

This Proxy Statement and the accompanying proxy card are being furnished to you in connection with the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of PLBY Group, Inc. (“PLBY,” “we,” “us,” “our,” or the “Company”). The Annual Meeting will be held on June 15, 2023, at 1:00 p.m., Eastern Time. The Annual Meeting will be held virtually. You may attend the virtual meeting, submit questions and vote your shares electronically during the meeting via live audio webcast by visiting https://www.cstproxy.com/plbygroup/2023.
This Proxy Statement is being sent or provided on or about May 1, 2023, to stockholders of record at the close of business on May 1, 2023 (the “Record Date”) of our common stock.
Your proxy is being solicited by our Board of Directors (the “Board”). Your proxy may be revoked by written notice given to our Secretary at our headquarters at any time before being voted. You may also revoke your proxy by submitting a proxy with a later date or by voting during your virtual attendance at the Annual Meeting. To vote online, please refer to the instructions included with the proxy card. To vote by mail, please complete the accompanying proxy card and return it to us as instructed on the accompanying proxy card. Votes submitted online or by mail must be received by 11:59 p.m., Eastern Time, on June 14, 2023. Submitting your vote online or by mail will not affect your right to vote virtually during the Annual Meeting, if you choose to do so. Proxies that are properly delivered to us and not revoked before the closing of the polls during the Annual Meeting will be voted for the proposals described in this Proxy Statement in accordance with the instructions set forth in the accompanying proxy card. The Board is currently not aware of any matters proposed to be presented at the Annual Meeting other than the election of two directors, the ratification of BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and a non-binding, advisory vote on the compensation of the Company’s named executive officers (“Say-on-Pay”). If any other matter is properly presented at the Annual Meeting, the persons named in the accompanying proxy card will have discretionary authority to vote on that matter. Your virtual presence at the Annual Meeting does not of itself revoke your proxy.
Attendance at the Meeting
This year’s Annual Meeting will be held entirely online. Stockholders of record as of the Record Date will be able to attend and participate in the Annual Meeting online by accessing www.cstproxy.com/plbygroup/2023. To join the Annual Meeting, you will need to have your 12-digit control number, which is included on your notice and your proxy card. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting or in the event of any technical difficulties during the Annual Meeting.
Access to the Audio Webcast of the Annual Meeting
The live audio webcast of the Annual Meeting will begin promptly at 1:00 p.m. Eastern Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.
Log in Instructions
To attend the online Annual Meeting, log in at www.cstproxy.com/plbygroup/2023. Stockholders will need their 12-digit control number, which appears on the notice and the instructions that accompanied the proxy materials. If you do not have a control number, please contact your broker, bank, or other nominee as soon as possible, so that you can be provided with a control number and gain access to the meeting.
Submitting Questions at the Virtual Annual Meeting
As part of the Annual Meeting, we intend to hold a live question and answer session, during which we intend to answer questions submitted during the meeting via the Q&A tool, as time permits. Questions and answers are anticipated to be grouped by topic so that substantially similar questions may be grouped and answered once.

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Annual Meeting Technical Assistance
Beginning 15 minutes prior to the start of and during the virtual Annual Meeting, there will be a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number: (917) 262-2373.
Availability of Live Audio Webcast to Team Members and Other Constituents
The live audio webcast will be available to not only our stockholders but also our team members and other constituents.
Securities Entitled to Vote
Stockholder of Record. If your PLBY common stock shares are registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are considered the “stockholder of record” with respect to those shares. As a stockholder of record, you may vote electronically during the Annual Meeting or vote by proxy in advance of the Annual Meeting. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote on the Internet as instructed in the notice that is mailed to you or by proxy by mail as instructed in the notice to ensure your vote is counted.
Beneficial Owner. If your PLBY common stock shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank, or other agent on how to vote the shares in your account. Your brokerage firm, bank, or other agent will not be able to vote in the election of directors unless they have your voting instructions, so it is very important that you indicate your voting instructions to the institution holding your shares.
Only stockholders of record at the close of business on the Record Date are entitled to notice of the Annual Meeting. Such stockholders may vote shares held by them at the close of business on the Record Date at the Annual Meeting. As of the close of business on the Record Date, there were 73,520,199 shares of our common stock outstanding held by 61 holders of record. Each share of common stock is entitled to one vote per share on each proposal to be considered by our stockholders.
As a beneficial owner of shares, you are also invited to attend the Annual Meeting virtually. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker, bank, or other agent.
Matters Scheduled for a Vote
There are three matters scheduled for a vote:
•Proposal 1: To elect a total of two director nominees;
•Proposal 2: To ratify the selection of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and
•Proposal 3: To hold an advisory, non-binding vote to approve the compensation of our named executive officers.
Aside from the election of directors, the ratification of the selection of our independent registered public accounting firm, and the advisory vote on executive compensation, our Board knows of no other matters to be presented at the Annual Meeting. If any other matter is properly brought before the Annual Meeting, shares represented by all proxies received by our Board will be voted with respect thereto in accordance with the judgment of the persons appointed as proxy holders.
Board Voting Recommendation
Our Board recommends that you vote your shares:
•“FOR” the election of all two director nominees;
•“FOR” the ratification of the selection of BDO as our independent registered public accounting firm for our fiscal year ending December 31, 2023; and

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•“FOR” the approval, on an advisory, non-binding basis, of the compensation of our named executive officers.
How to Vote
You may vote “FOR” all directors or “Withhold Authority” with respect to certain or all directors, or abstain from voting with respect to each nominee to the Board. For Proposal 2, you may vote “FOR”, “Against” or abstain from voting. For Proposal 3, you may vote, on an advisory basis, “FOR”, “Against” or abstain from voting with respect to the compensation of our named executive officers. The procedures for voting are outlined below.
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record as of the Record Date, you may vote during the Annual Meeting by attending the Annual Meeting online and following the instructions posted at www.cstproxy.com/plbygroup/2023, by proxy over the Internet, or you may vote by mail. If your proxy is properly executed in time to be voted at the Annual Meeting, the shares represented by the proxy will be voted in accordance with the instructions you provide. Whether or not you plan to attend the Annual Meeting virtually, we urge you to vote by proxy to ensure your vote is counted. You may still attend the Annual Meeting virtually and vote during the Annual Meeting if you have already voted by proxy.
1.To vote during the Annual Meeting, follow the instructions posted at www.cstproxy.com/plbygroup/2023. You will be asked to provide the 12-digit control number from the notice and follow the instructions.
2.To vote on the Internet, go to www.cstproxyvote.com to complete an electronic proxy card. You will be asked to provide the 12-digit control number from the notice and follow the instructions. Your vote must be received by 11:59 p.m., Eastern Time, on June 14, 2023 to be counted.
3.To vote by mail, complete, sign, and date the proxy card enclosed with the paper copy of the proxy materials and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
    Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Agent
If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a notice and voting instructions from that organization rather than from us. Simply follow the instructions to ensure that your vote is counted. To vote in person at the Annual Meeting you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker, bank, or other agent included with the notice, or contact your broker, bank, or other agent.
We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
Vote Required
In accordance with our Amended and Restated Bylaws, the presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of PLBY common stock issued and outstanding and entitled to vote, shall constitute a quorum for the transaction of business at the Annual Meeting.
The affirmative vote of a plurality of the total votes cast for directors at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. The two nominees receiving the highest number of votes cast “FOR” will be elected.
The affirmative vote of a majority of the voting power of the votes cast by stockholders present or represented at the Annual Meeting is required to approve the ratification of the appointment of BDO as our independent registered public accounting firm. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve the ratification of the appointment of BDO as our independent registered public accounting firm. The affirmative vote of a majority of the voting power of the votes cast by stockholders present or represented at the Annual Meeting is required to approve, on an advisory, non-binding basis, the compensation of our named executive officers. The total number of votes cast “FOR” will be counted for purposes of determining whether sufficient affirmative votes have been cast to approve, on an advisory, non-binding basis, the compensation of our named executive officers.

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Abstentions from voting on a proposal by a stockholder at the Annual Meeting, as well as broker nonvotes, will be considered for purposes of determining the number of total votes present at the Annual Meeting. Abstentions will have no effect on the ratification of the appointment of BDO as our independent registered public accounting firm and the non-binding, advisory Say-on-Pay vote. Abstentions and “withhold” votes will not be counted as “against” or “for” the election of directors. A “withhold” vote will have no effect on the election’s outcome because the nominees who receive the highest number of “for” votes will be elected. Broker nonvotes will not be considered in determining the election of directors, the ratification of the appointment of BDO as our independent registered public accounting firm and the non-binding, advisory Say-on-Pay vote.
How Your Proxy Will be Voted
When proxies are properly signed, dated and returned, the shares represented by the proxies will be voted in accordance with the instructions of the stockholder. If no specific instructions are given, you give authority to Ben Kohn, Marc Crossman and Chris Riley to vote the shares in accordance with the recommendations of our Board as described above. If any director nominee is not able to serve, proxies will be voted in favor of the other nominee and may be voted for a substitute nominee, unless our Board chooses to reduce the number of directors serving on our Board. If any matters not described in this Proxy Statement are properly presented at the Annual Meeting, then the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote your shares on the new meeting date as well, unless you have revoked your proxy.
How to Change Your Vote After Submitting Your Proxy
You can revoke your proxy at any time before the final vote at the Annual Meeting. If you are a stockholder of record, you may revoke your proxy in any one of three ways:
1.A duly executed proxy card with a later date or time than the previously submitted proxy;
2.A written notice that you are revoking your proxy to our Secretary, Chris Riley, care of PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024; or
3.A later-dated vote on the Internet or by a ballot cast online during the Annual Meeting (simply virtually attending the Annual Meeting will not, by itself, revoke your proxy).
    If you are a beneficial owner, you may revoke your proxy by submitting new instructions to your broker, bank, or other agent, or if you have received a proxy from your broker, bank, or other agent giving you the right to vote your shares at the Annual Meeting, by attending the meeting virtually and voting during the meeting.
Costs of Proxy Solicitation Borne by the Company
We will pay all the costs of preparing, mailing and soliciting proxies. We will ask brokers, banks, voting trustees and other nominees and fiduciaries to forward the proxy materials to the beneficial owners of our common stock and to obtain the authority to execute proxies. We will reimburse them for their reasonable expenses upon request. In addition to mailing proxy materials, our directors, officers and employees may solicit proxies in person, by telephone or otherwise. These individuals will not be specially compensated. In addition, we expect to pay approximately $5,000 to InvestorCom for the solicitation of proxies, and we will indemnify InvestorCom with respect to information provided by us to InvestorCom.
How to Submit Shareholder Proposals for Next Year’s Annual Meeting
Our Bylaws, which were filed as Exhibit 3.2 to our Annual Report on Form 10-K for the year ended December 31, 2022, and are available via the U.S. Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov, require that PLBY be furnished with written notice with respect to:
•the nomination of a person for election as a director, other than a person nominated by or at the direction of the Board; and
•the submission of a proposal, other than a proposal submitted by or at the direction of the Board, at a meeting of stockholders.

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Under our Bylaws, timely written notice of stockholder nominations and business proposals to the Board pursuant to Article II, Section 8 of our Bylaws must be delivered to PLBY generally not later than 90 days nor earlier than 120 days prior to the first anniversary of the preceding year’s annual meeting. Accordingly, any eligible stockholder who wishes to have a nomination or business proposal considered at the 2024 annual meeting of PLBY stockholders must deliver a written notice (containing the information specified in our Bylaws regarding the stockholder and the proposed nominee or business proposal) to PLBY between February 16, 2024 and March 17, 2024.
In accordance with SEC Rule 14a-8, in order for any proposal of a stockholder to be considered for inclusion in our notice of meeting, proxy statement and proxy relating to the 2024 annual meeting of PLBY stockholders, the proposal must be received by our Secretary by January 2, 2024.
In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide timely notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act, with such notice being postmarked or transmitted electronically to our Secretary, Chris Riley, care of PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024. To the extent that any information required by Rule 14a-19 is not required under our bylaws to be included with your notice, we must receive such additional information by April 16, 2024.
Householding
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, service providers that deliver our communications to stockholders may deliver a single copy of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials to multiple stockholders sharing the same address, unless one or more of these shareholders notifies us that they wish to continue receiving individual copies. Stockholders who participate in householding will continue to receive separate proxy cards. This householding procedure reduces our printing costs and postage fees.
We will deliver promptly upon written or oral request a separate copy of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials, as applicable, to a stockholder at a shared address to which a single copy of the documents was delivered. Please contact Continental Stock Transfer & Trust Company at (917) 262-2373 to request a separate copy of our Annual Report, Proxy Statement, Proxy Card or Notice of Internet Availability of Proxy Materials.
If you are eligible for householding, but you and other shareholders with whom you share an address currently receive multiple copies of our annual reports, proxy statements and/or Notices of Internet Availability of Proxy Materials, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our Annual Report, Proxy Statement, or Notice of Internet Availability of Proxy Materials for your household, please contact Continental Stock Transfer & Trust Company at (917) 262-2373.
How to Obtain the Results of Voting at Annual Meeting
Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K filed with the SEC within four business days following the Annual Meeting. If final voting results are not available to us within four business days following the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will file an additional Current Report on Form 8-K to publish the final voting results within four business days of such final voting results being made available to us.
Our Mailing Address
Our mailing address is PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024.

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PROPOSAL NO. 1 - ELECTION OF DIRECTORS
The Company’s business affairs are managed under the direction of our Board. The Board consists of five members, as set forth below (with director nominees for election in bold).

Name	Age	Position
Ben Kohn	49	Chief Executive Officer, President, and Director
Suhail Rizvi	57	Chairman of the Board
Tracey Edmonds	55	Director
Juliana F. Hill	54	Director
James Yaffe	62	Director

The Board is divided into three classes: Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term. Our stockholders will elect two directors in one class at this year’s Annual Meeting, as follows:
•Class III, which consists of Ms. Tracey Edmonds and Mr. James Yaffe, each of whom is subject to re-election for a new term that will expire at the Company’s annual meeting of stockholders to be held in 2026.
Ms. Edmonds and Mr. Yaffe are referred to in this proxy statement as the “nominees”. Upon their election to the Board, the nominees will serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. The Board’s Class I directors, consisting of Messrs. Kohn and Rizvi, and Class II directors, consisting of Ms. Hill, are not up for reelection. The Class I directors’ terms will expire at the Company’s annual meeting of stockholders to be held in 2024. The Class II director’s term will expire at the Company’s annual meeting of stockholders to be held in 2025.
The affirmative vote of a plurality of the total votes cast for directors is necessary to elect each nominee as a director. This means that the two nominees who receive the most votes will be elected to the two open directorships, even if they get less than a majority of the votes cast. Each nominee has consented to his or her nomination and has advised us that he or she intends to serve if elected. If at the time of the Annual Meeting one or more of the nominees have become unable to serve: (i) shares represented by proxies will be voted for the remaining nominees and for any substitute nominee or nominees; or (ii) the Board may, in accordance with our Bylaws, reduce the size of the Board or may leave a vacancy until a nominee is identified. Unless otherwise instructed, the proxy holders will vote the proxies received by them “FOR” the election of Tracey Edmonds and James Yaffe as Class III directors.
The following is a brief biography of each nominee for director and a discussion of the specific experience, qualifications, attributes, or skills for each nominee that led the Corporate Governance and Nominating Committee of the Board to recommend that person as a nominee for director as of the date of this proxy statement.
Tracey Edmonds has served as a director of the Company since February 2021. Ms. Edmonds has served as the Chief Executive Officer, President of Edmonds Entertainment since July 1996 through which she has produced groundbreaking and award-winning projects for television, film, music, and digital media. In 2019, Ms. Edmonds also founded the lifestyle, health and wellness media brand, AlrightNow.com for which she currently serves as Editor. From 2014 to 2017, Ms. Edmonds served as the Co-Host of ExtraTV for which she received an Emmy Award, Gracie Award, and Genie Award as Host. Ms. Edmonds has also served as the Co-Chair for the Producers Guild of America’s (PGA’s) annual Produced By Conference for the past six years. Previously, she served on the Board of Governors for the Producers Guild of America (PGA), the Board of Trustees for the American Film Institute, and the Board of Trustees for The Recording Industry Association of America®. Ms. Edmonds is also a member of the Academy of Motion Picture Arts and Sciences. She is a graduate of Stanford University and holds an Honorary Doctorate in Business from Southern University.
We believe Ms. Edmonds’ over 25 years of experience in the entertainment industry, which is highly relevant to our business, and as an entrepreneurial executive makes her well qualified as a member of our Board.

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James Yaffe has served as a director of the Company since February 2021. Mr. Yaffe is the founder and Chief Executive Officer of TA:DA Holdings, LLC (“TA:DA”), an operational holding company that buys and invests in vocational education and coaching businesses founded in April 2019. TA:DA’s current active growth equity investments include Freeletics and Karat. Prior to TA:DA, Mr. Yaffe was a co-founder and Chief Strategy Officer at J2 Global, Inc. (“J2 Global”), running Strategy, M&A and Business Development from November 2011 to January 2019, and is currently a Senior Advisor to J2 Global’s Chief Executive Officer. J2 Global is a leading Internet information and services company consisting of a portfolio of brands including IGN, Mashable, Humble Bundle, Speedtest, PCMag, RetailMeNot, Everyday Health and What to Expect. In January 2011, Mr. Yaffe co-founded FUEL:M+C (Media+Commerce), which provides growth equity to later stage companies in digital media, commerce and data verticals, including investments in Maker Studios (sold to The Walt Disney Company), Bureau of Trade (sold to eBay Inc.), Vox, Simply Gum and Morgenstern’s Ice Cream. From 2008 to January 2011, Mr. Yaffe served as a Managing Partner of Windsor Media, which makes investments in early-stage technology-enabled media companies including Vice, Square and Scopely. Mr. Yaffe is currently on the Board of Directors of Backstage, LLC, Welltok, Inc. and is active on the Advisory Board of The Ross School of Business at the University of Michigan. Mr. Yaffe holds a Bachelor of Arts degree in economics, marketing and communications from the University of Michigan.
We believe Mr. Yaffe’s many years as an investor, consultant, executive and board member with a range of companies brings invaluable experience to our Board.
Upon the recommendation of our Nominating and Governance Committee, our Board has nominated Tracey Edmonds and James Yaffe as Class III directors, to serve until the 2026 annual meeting of stockholders and until their successors have been duly elected and shall qualify.
Vote Required
The affirmative vote of a plurality of the total votes cast for directors at the Annual Meeting is necessary to elect a director. No cumulative voting is permitted. The two nominees receiving the highest number of votes cast “FOR” will be elected.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL OF THE NOMINEES NAMED HEREIN (PROPOSAL NO. 1 ON THE ENCLOSED PROXY CARD).

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EXECUTIVE OFFICERS & ADDITIONAL DIRECTOR INFORMATION
Set forth below is information regarding our executive officers and those directors who are not up for election at this year’s Annual Meeting.

Name	Age	Position
Ben Kohn	49	Chief Executive Officer, President, and Director
Marc Crossman	52	Chief Financial Officer and Chief Operating Officer
Florus Beuting	47	Chief Accounting Officer
Chris Riley	55	General Counsel and Secretary
Suhail Rizvi	57	Director
Juliana Hill	54	Director
Ben Kohn has served as the Chief Executive Officer, President and a director of the Company since the closing of the merger of Playboy Enterprises, Inc. (“Playboy”) and Mountain Crest Acquisition Corp on February 10, 2021 (the “Business Combination”) and prior to that was the Chief Executive Officer, President and Chairman of Playboy since January 2018, was its interim CEO from May 2016 to December 2017, and served on the Board of Playboy since March 2011. From 2004 to December 2018, Mr. Kohn served as a Managing Partner at the private equity firm Rizvi Traverse where he led the successful buyouts of major media and entertainment companies, including taking Playboy private in 2011. Prior to that, Mr. Kohn was a Vice President at Angelo, Gordon & Co., where he focused on private equity and special situations, from 1998 to 2003. Mr. Kohn started his career at Cowen & Company, where he was an Analyst in the Mergers and Acquisitions group from 1996 to 1998. Mr. Kohn also serves on the Board for the performance rights organization, SESAC. He received a Bachelor of Science degree in management from Tulane University and a Master of Business Administration degree from Columbia University.
We believe Mr. Kohn’s tenure with, and extensive knowledge of, the Company, business experience and deep background in growth companies, mergers and acquisitions qualifies him to serve on our Board. In addition, his service as the Chief Executive Officer and as a director creates a critical link between our management and our Board.
Marc Crossman has served as the Company’s Chief Financial Officer and Chief Operating Officer since March 2023. Mr. Crossman joined the Company from Rizvi Traverse Management, where he was a Partner and was responsible for investment sourcing and evaluation of technology venture capital investments, from May 2021 to March 2023. Prior to that, he served as the Chief Executive Officer of RealD Me (now known as Rain Technology), a consumer electronics company, from February 2019 to April 2021. From 2015 to January 2019, Mr. Crossman worked as a consultant and managed personal investments. Previously, Mr. Crossman served as the Chief Financial Officer of Joe’s Jeans Inc. from 2003 to 2006, and its Chief Executive Officer from 2006 to 2015, during which time he built the company into a leading premium denim brand with distribution in over 30 countries, a base of retail stores across the United States, and a domestic wholesale distribution platform in over 1,000 department and specialty stores. From January 1999 until March 2003, Mr. Crossman served as a Vice President and Equity Analyst with J.P. Morgan Securities Inc. From September 1997 until January 1999, Mr. Crossman served as a Vice President and Equity Analyst with CIBC Oppenheimer Corporation. Mr. Crossman received his Bachelor of Science degree in mathematics from Vanderbilt University.
Florus Beuting has served as the Company’s Chief Accounting Officer since February 2021. From 2017 to 2021, Mr. Beuting served as Vice President and Controller for Fandango Media, LLC, a movie ticketing company, where he oversaw domestic and international accounting for Fandango’s Ticketing and Video on Demand businesses. Prior to joining Fandango, Mr. Beuting served as Assistant Controller at Snap Inc., where he led the implementation of Snap’s financial systems and helped facilitate its public company readiness. Previously, he worked at Leaf Group and Dole Food Company, Inc. in various accounting oversight roles, and began his career at Ernst & Young. Mr. Beuting holds a master’s degree in International Business from Maastricht University and a master’s degree in accounting from University of Notre Dame - Mendoza College of Business.

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Chris Riley has served as the Company’s General Counsel and Secretary since February 2021, and prior to that was Playboy’s General Counsel and Secretary since January 2019. From August 2014 to January 2019, Mr. Riley was General Counsel and Secretary of Machinima, Inc., helping lead Machinima through its acquisition by Warner Bros. From June 2013 through August 2014, Mr. Riley was an equity partner in the corporate group at Bingham McCutchen LLP. Mr. Riley served as an outside legal consultant from March 2011 to June 2013 to several businesses, including Playdom, Disney Interactive and The Walt Disney Company. Mr. Riley held progressively senior in-house legal positions with Ticketmaster Entertainment, Inc. from March 2005 through March 2010, ultimately serving as its General Counsel, Senior Vice President and Secretary during Ticketmaster’s successful spin-off from IAC/InterActiveCorp and Ticketmaster’s merger with Live Nation, Inc. Prior to that, between 2002 and 2005, Mr. Riley was General Counsel and Vice President of Match.com and held various legal positions within other businesses controlled by IAC from 1999 to 2002. From 1997 to 1999, Mr. Riley was an associate in the corporate group at Gibson Dunn & Crutcher LLP, and from 1995 to 1997, at Sidley Austin LLP. Mr. Riley holds a law degree from Berkeley Law at the University of California, Berkeley, and a Bachelor of Arts degree in philosophy from the University of Michigan.
Suhail Rizvi has served as a director of the Company since February 2021 and prior to that was a director of Playboy since March 2011. Mr. Rizvi is co-founder and Chief Investment Officer of Rizvi Traverse Management, LLC (“Rizvi Traverse”), a private investment firm founded in 2004. Rizvi Traverse has invested over $3 billion in the last 15 years in a portfolio of private companies in the media & entertainment and technology sectors. The portfolio has included investments in International Creative Management (ICM), Summit Entertainment, Playboy, Facebook, Twitter, Square, SESAC, Flipboard, Snapchat, Vessel, SpaceX, Instacart, Planet Labs and RealD. Mr. Rizvi has served on the Board of Playboy since March 2011. Mr. Rizvi served on the Executive Board of The Wharton School of Business at the University of Pennsylvania from October 2006 to October 2019 and the Board of Directors of RealD, Inc. from March 2016 to October 2020. Mr. Rizvi earned his undergraduate degree at The Wharton School of Business at the University of Pennsylvania in 1988.
We believe Mr. Rizvi’s more than 10 years as a director of Playboy and the Company, and over 27 years of private equity investing, operations and management experience, makes him well qualified to serve as the Chairman of our Board.
Juliana F. Hill has served as a director of the Company since March 2022. Ms. Hill currently serves as the Manager of JFH Consulting LLC, which she founded in 2013 to provide financial and strategic advisory services. Since 2020, Ms. Hill has also served as a director of National Cinemedia, Inc. (Nasdaq: NCMI), the largest cinema advertising network in the United States, and serves as the Chair of its Audit Committee. From 2013 to 2019, Ms. Hill worked at iHeartMedia, Inc., formerly Clear Channel Communications, Inc., a digital media company, as the Senior Vice President of Liquidity and Asset Management, and also led a steering committee for the separation of iHeartMedia’s subsidiary, Clear Channel Outdoor Holdings. Prior to that, from 2000 to 2010, she worked as iHeartMedia’s Senior Vice President of Finance. Previously, Ms. Hill was an associate in US West Communications, Inc.’s executive development program and an audit manager at Ernst & Young LLP. Ms. Hill holds a Bachelor of Science degree in Accounting from Trinity University, and a Master of Business Administration degree from the Kellogg School of Management at Northwestern University. She is also a certified public accountant in the state of Texas.
We believe Ms. Hill’s experience as a financial executive and as a director and chairperson of a public company qualifies her to serve on our Board, to serve as chairperson of our Audit Committee and to provide guidance to our internal audit function and financial advice to our Board.

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Board Diversity Matrix
Nasdaq listing rules require all Nasdaq listed companies to disclose consistent, transparent diversity statistics regarding their boards of directors. The rules also require most Nasdaq listed companies to have, or otherwise explain why they do not have, at least two diverse directors, including one who self-identifies as female and one who self-identifies as either an under-represented minority or LGBTQ+ person. The Board Diversity Matrix below presents the Board’s diversity statistics in the format prescribed by the Nasdaq rules. As indicated in the table below, the Company was in compliance with Nasdaq’s diversity requirement as of the date of this Proxy Statement, as the Board included two women and two directors who identified as people from an under-represented minority. While neither the Board nor the Corporate Governance and Nominating Committee of the Board (the “CGN Committee”) has a formal written policy regarding director diversity, both the CGN Committee and the Board consider the diversity of backgrounds and experience when selecting nominees for director election and in evaluating Board composition and performance. This approach to the promotion of diversity has resulted in a group of directors, including the director nominees for the Annual Meeting, that we believe to be individuals of substantial accomplishment with demonstrated leadership capabilities.

PLBY Group, Inc. Board Diversity Matrix (As of May 1, 2023)
	Tracey Edmonds	Juliana F. Hill	Ben Kohn	Suhail Rizvi	James Yaffe
Gender Identity
Male			X	X	X
Female	X	X
Non-Binary
Did Not Disclose Gender
Demographic Background
African American or Black	X
Alaskan Native or Native American
Asian				X
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White		X	X		X
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background

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CORPORATE GOVERNANCE

Board Leadership Structure
Currently, Ben Kohn is our Chief Executive Officer and Suhail Rizvi is the Chairman of our Board. While Mr. Kohn serves as a director, the roles of our Chief Executive Officer and our Chairman of the Board are separate. Mr. Rizvi, along with our three independent directors, Tracey Edmonds, Juliana F. Hill and James Yaffe, are all non-employee directors. We believe this leadership structure is best for our company and our stockholders at this time. We believe that having our Chief Executive Officer serve as a director helps facilitate good communication between management and our non-employee directors, and that our non-employee directors are able to carry out their oversight responsibilities effectively.
The size of our Board and the relationship between management and the non-employee directors puts each director in a position to influence agendas, flow of information, and other matters. Our independent directors hold regularly scheduled meetings without management and in which only the independent directors are present. Such meetings generally are held in conjunction with regularly scheduled Board meetings and at other times as may be requested by an independent director.
Our Board believes that management speaks for the Company. While individual non-employee directors may, from time-to-time, meet or otherwise communicate with various constituencies that are involved with us, it is expected that directors would do this with the knowledge of management and, absent unusual circumstances, only at the request of management.

Board Composition
The Board consists of five members. The Board is divided into three classes, Class I, Class II and Class III, with only one class of directors being elected in each year and each class serving a three-year term. The Company’s Board is divided into the following classes:
•Class I, which consists of Mr. Ben Kohn and Mr. Suhail Rizvi, whose terms will expire at the Company’s annual meeting of stockholders to be held in 2024;
•Class II, which consists of Ms. Juliana F. Hill, whose term will expire at the Company’s annual meeting of stockholders to be held in 2025; and
•Class III, which consists of Ms. Tracey Edmonds and Mr. James Yaffe, who are subject to re-election at the Annual Meeting for new terms that will expire at the Company’s annual meeting of stockholders to be held in 2026.
At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the third annual meeting following their election and until their successors are duly elected and qualified. This classification of the Board may have the effect of delaying or preventing changes in the Company’s control or management. The Company’s directors may be removed for cause by the affirmative vote of the holders of a majority in voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting as a single class; provided, however, that at any time when Rizvi Traverse Management, LLC (together with its affiliates, “RT”) beneficially owns collectively, in the aggregate, less than 50% in voting owner of the stock of the Company entitled to vote generally in the election of directors (as it did as of the Record Date), any such director or the entire Board may be removed only for cause and only by the affirmative vote of the holders of at least 66 and two-thirds percent of the voting power of all the then-outstanding shares of stock of the Company entitled to vote thereon, voting together as a single class.

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Board Qualifications
The Corporate Governance and Nominating Committee is responsible for (a) identifying individuals qualified to become members of the Board, and (b) recommending that the Board select the director nominees for the next annual meeting or any special meeting of the Company’s stockholders, or to fill a vacancy on the Board. The CGN Committee is also responsible for periodically assessing, developing and communicating with the full Board concerning the appropriate criteria to be utilized in evaluating potential director nominees.

Qualifications for Director Nominees
The CGN Committee has established the following minimum criteria for evaluating prospective Board candidates:
•Reputation for integrity, strong moral character and adherence to high ethical standards.
•Holds or has held a generally recognized position of leadership in community and/or chosen field of endeavor, and has demonstrated high levels of accomplishment.
•Demonstrated business acumen and experience, and ability to exercise sound business judgments and common sense in matters that relate to the current and long-term objectives of the Company.
•Ability to read and understand basic financial statements and other financial information pertaining to the Company.
•Commitment to understand the Company and its business, industry and strategic objectives.
•Commitment and ability to regularly attend and participate in meetings of the Board, Board committees and stockholders, number of other company boards on which the candidate serves and ability to generally fulfill all responsibilities as a director of the Company.
•Willingness to represent and act in the interests of all stockholders of the Company, rather than the interests of a particular group.
•Good health, and ability to serve.
•For prospective non-employee directors, independence under applicable SEC and stock exchange rules, and the absence of any conflict of interest (whether due to a business or personal relationship) or legal impediment to, or restriction on, the nominee serving as a director.
•Willingness to accept the nomination to serve as a director of the Company.
The Committee will also consider the following factors in connection with its evaluation of each prospective nominee:
•Whether the prospective nominee will foster a diversity of backgrounds, skills, perspectives and experiences.
•For potential audit committee members, whether the nominee possesses the requisite education, training and experience to qualify as “financially sophisticated” or the equivalent standard under applicable SEC rules, as applicable.
•For incumbent directors standing for re-election, the incumbent director’s performance during his or her term, including the number of meetings attended, level of participation, overall contribution to the Company, number of other company boards on which the director serves, and any changed circumstances affecting the individual director that may bear on his or her ability to continue to serve on the Board.
•The composition of Board and whether the prospective nominee will add to or complement the Board’s existing strengths.
For information regarding the qualifications of each of our directors, we encourage you to read their biographies set forth in this Proxy Statement.

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Family Relationships
As of the date of this Proxy Statement, there are no family relationships between any of the Company’s directors or any of its executive officers.
Director Independence
Nasdaq listing rules require that a majority of the board of directors of a company listed on Nasdaq be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that Tracey Edmonds, Juliana F. Hill and James Yaffe are each an independent director under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act. Our non-employee Chairman, Suhail Rizvi, was determined not to be an independent director, given his relationship with Rizvi Traverse Management, LLC and its affiliates, which together constitute our largest stockholder and have had past business transactions with the Company. In making these determinations, the Board considered the current and prior relationships that each non-employee director had or has with the Company and all other facts and circumstances the Board deemed relevant in determining independence, including the beneficial ownership of our Common Stock by each non-employee director, and the transactions involving them described below in the section entitled “Certain Relationships and Related Transactions”.

Committees of the Board
The standing committees of the Board consist of an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee.
Audit Committee
Ms. Edmonds, Ms. Hill and Mr. Yaffe serve on the Audit Committee of the Board, with Ms. Hill serving as the Chairperson of the Audit Committee. The Board determined that each of these individuals qualify as independent directors according to the rules and regulations of the SEC with respect to audit committee membership. The Board also determined that Ms. Hill qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K. The Board has adopted a written charter for the Audit Committee, which is available on our corporate website at www.plbygroup.com. The information on our website is not part of this Proxy Statement. During 2022, the Audit Committee held seven meetings.
The Audit Committee’s duties, which are specified in our Audit Committee Charter, include, but are not limited to:
•reviewing and discussing with management and the independent auditor the annual audited financial statements, and recommending to the board whether the audited financial statements should be included in our annual report on Form 10-K;
•discussing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•discussing with management major risk assessment and risk management policies;
•monitoring the independence of the independent auditor;
•verifying the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law;
•reviewing and approving all related-party transactions;
•inquiring and discussing with management our compliance with applicable laws and regulations;
•pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•appointing or replacing the independent auditor;
•determining the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work; and

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•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or reports which raise material issues regarding our financial statements or accounting policies.
Compensation Committee
Ms. Edmonds, Ms. Hill and Mr. Yaffe serve on the Compensation Committee of the Board, with Ms. Edmonds serving as the Chairperson of the Compensation Committee. The Board determined that each of these individuals qualify as independent directors under the applicable SEC Rules and regulations and Nasdaq listing standards. The Board has adopted a written charter for the Compensation Committee, which is available on our corporate website at www.plbygroup.com. The information on our website is not part of this Proxy Statement. During 2022, the Compensation Committee held six meetings.
Pursuant to our Compensation Committee charter, the functions of the Compensation Committee include:
•reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation;
•reviewing and approving the compensation of all of our other executive officers;
•reviewing our executive compensation policies and plans;
•implementing and administering our incentive compensation equity-based remuneration plans;
•assisting management in complying with our proxy statement and annual report disclosure requirements;
•approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;
•producing a report on executive compensation to be included in our annual proxy statement; and
•reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.
    The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by Nasdaq and the SEC.
Corporate Governance and Nominating Committee
Ms. Edmonds, Ms. Hill and Mr. Yaffe serve on the Corporate Governance and Nominating Committee of the Board, with Mr. Yaffe serving as the Chairperson of the CGN Committee. The Board determined that each of these individuals qualify as independent directors under the applicable SEC Rules and regulations and Nasdaq listing standards. The Board has adopted a written charter for the CGN Committee, which is available on our corporate website at www.plbygroup.com. The information on our website is not part of this Proxy Statement. During 2022, the CGN Committee held two meetings.
Our CGN Committee is responsible for, among other matters:
•identifying individuals qualified to become members of our Board, consistent with criteria approved by our Board;
•overseeing the organization of our Board to discharge the Board’s duties and responsibilities properly and efficiently;
•identifying best practices and recommending corporate governance principles; and
•developing and recommending to our Board a set of corporate governance guidelines and principles applicable to us.
There have been no material changes to the procedures by which stockholders may recommend nominees to our Board.

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Director Nominations
The CGN Committee will consider suggestions of nominees from stockholders. Stockholders may recommend individuals for consideration by complying with the requirements of the SEC rules, the Nasdaq rules, and the Bylaws. The CGN Committee will evaluate a prospective nominee suggested by any stockholder in the same manner and against the same criteria as any other prospective nominee identified by the CGN Committee from any other source. Stockholders wishing to recommend a candidate for nomination should comply with the procedures set forth in the section above entitled “How to Submit Shareholder Proposals for Next Year’s Annual Meeting”.
Communications with Directors
Interested parties may communicate with our Board or with an individual director by writing to our Board or to the particular director and mailing the correspondence to: PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024, Attention: Corporate Secretary. The Corporate Secretary will promptly relay to the addressee all communications that he determines require prompt attention and will regularly provide our Board with a summary of all substantive communications.

Risk Oversight
Our Board is responsible for overseeing our risk management process. Our Board focuses on our general risk management strategy, the most significant risks facing us, and will oversee the implementation of risk mitigation strategies by management. Our Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions.
The Audit Committee advises on guidelines and policies with respect to risk assessment and risk management to assess and manage the Company’s exposure to risk, including with respect to cybersecurity risks. The Committee also supervises the Company’s major financial risk exposures and the steps management has taken to monitor and control these exposures. To assist the Audit Committee and the Board with their risk oversight functions, the Company’s General Counsel regularly reports to them regarding litigation matters, insurance claims, any whistleblower tips, and any incidents relating to cybersecurity and data privacy.

Code of Conduct and Ethics
The Company has adopted a code of business conduct and ethics (the “Code”) that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The Code contains general guidelines for conducting our business consistent with the highest standards of business ethics and compliance with applicable law, and is intended to qualify as a “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and Item 406 of Regulation S-K. Day-to-day compliance with the Code is overseen by the Company compliance officer appointed by our Board. The Company expects that, to the extent required by law, any amendments to the code, or any waivers of its requirements, will be disclosed on our website. The Code is available on our corporate website at www.plbygroup.com. The information on our website is not part of this Proxy Statement.
Board Attendance
Directors are expected to attend our annual meetings of stockholders. During 2022, the Board held 20 meetings, and each director attended at least 75% of the combined Board meetings and meetings of committees on which he or she served.

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DIRECTOR COMPENSATION

The PLBY Group, Inc. Non-Employee Director Compensation Policy became effective as of February 10, 2021 and was amended on April 20, 2023. Our Non-Employee Director Compensation Policy consists of both cash and equity components. We also currently reimburse our directors for their reasonable out-of-pocket expenses in connection with attending Board and committee meetings.

Through April 20, 2023, our Non-Employee Director Compensation Policy provided that each non-employee director received the following compensation for board of directors and committee services:

•an annual grant of equity with a fair market value as of the date of grant of $200,000, comprised of RSUs vesting on the earlier of the first anniversary date of the grant date or the date of the Company’s next regular annual meeting of stockholders following the grant date, subject to the non-employee director’s continued service on the Board through such vesting date; and

•an initial grant of equity on the date of a person’s initial appointment as a non-employee director with a fair market value as of the date of grant of $200,000, which vests in three equal installments on each of the first three anniversaries of the grant date, in each case subject to the non-employee director’s continued service on the Board through the applicable vesting date.

On April 20, 2023, the Non-Employee Director Compensation Policy was amended, in consultation with the Compensation Committee’s independent compensation consultant, Exequity LLP. Under such amended policy, the annual equity grant was reduced from $200,000 in grant date value to a grant date value of $100,000, the initial equity grant was eliminated, and each non-employee director will be eligible to receive an annual cash retainer of $65,000 for service on the Board. In addition, each non-employee director will be eligible to receive the following additional annual retainers for serving in the applicable committee role:
•Chairperson of the Audit Committee: $20,000
•Member of the Audit Committee (other than the Chairperson): $10,000
•Chairperson of the Compensation Committee: $15,000
•Member of the Compensation Committee (other than the Chairperson): $10,000
•Chairperson of the Corporate Governance and Nominating Committee: $15,000
•Member of the Corporate Governance and Nominating Committee (other than the Chairperson): $10,000
•Chairperson and/or Member of a Special Committee: the Board may from time award an additional retainer for non-employee directors serving on a special committee of the Board.

The annual retainers are to be paid quarterly, in arrears. In the event a non-employee director does not serve in a pertinent role for an entire calendar quarter, the applicable retainer will be prorated for the portion of such calendar quarter actually served. Non-employee directors may elect to receive vested shares of common stock in lieu of the foregoing cash retainers on the date on which such retainers would otherwise have been paid in cash in accordance with the terms and conditions of our equity incentive plan.

Non-employee directors are also required to retain ownership of at least 25% of the shares of common stock awarded to them (net of taxes) and maintain such ownership until their departure from the Board.

Director Compensation Table

The following table sets forth information concerning the compensation paid to our directors who are not named executive officers during the year ended December 31, 2022. The compensation received by Mr. Kohn as an employee of our company is presented in “Executive Compensation—Summary Compensation Table.”

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Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)(2)	All Other Compensation ($)(3)	Total ($)
Suhail Rizvi	—	—	763,691	763,691
Tracey Edmonds	—	—	—	—
James Yaffe	—	—	—	—
Juliana F. Hill	—	357,124	—	357,124
____________________________
(1)    The amounts in these columns reflect the aggregate grant date fair value of RSU awards, calculated in accordance with FASB ASC Topic 718.
(2)    No stock awards in 2022 are reflected for Mr. Rizvi, Ms. Edmonds or Mr. Yaffe, as action was taken by the Compensation Committee in December 2021 for the 2022 annual grant to such non-employee directors, and such compensation was reflected in our proxy statement with respect to 2021 compensation. Ms. Hill received her grants following her appointment to the Board in March 2022. As of December 31, 2022, the number of outstanding restricted stock units (“RSUs”) held by each non-employee director was as follows: Mr. Rizvi (4,998 RSUs), Ms. Edmonds (4,998 RSUs), Mr. Yaffe (4,998 RSUs), and Ms. Hill (22,707 RSUs). As of December 31, 2022, non-employee directors held no other outstanding stock awards or option awards.
(3)    The amount in this column for Suhail Rizvi represents the unreimbursed incremental cost of Mr. Rizvi’s personal use of our corporate aircraft, as described in this paragraph. It includes imputed compensation related to his use of our corporate aircraft, which represents an imputed portion of the Company’s fixed costs associated with the aircraft, such as pilot costs, the purchase or leasing costs of the aircraft and the cost of maintenance of the aircraft, which costs are incurred by the Company irrespective of any personal use of the aircraft. Mr. Rizvi was permitted reasonable personal use of our corporate aircraft in 2022 pursuant to a time-sharing agreement between Mr. Rizvi and us. Such agreement allows him to reimburse us for the incremental cost of his personal use of our corporate aircraft consistent with Federal Aviation Administration regulations. For purposes of valuing such incremental cost, we calculate incremental cost using a method that takes into account all variable costs, such as fuel, crew travel expenses, landing and parking fees and plane repositioning costs, less, in the case of Mr. Rizvi, any reimbursement received by us pursuant to the time-sharing agreement. Since we use our aircraft primarily for business travel, we could not include as part of incremental cost that is permitted to be reimbursed by Mr. Rizvi the fixed costs that do not change based on usage, such as pilot costs, the purchase or leasing costs of our aircraft and the cost of maintenance. The incremental cost, if any, of travel by Mr. Rizvi’s guests when accompanying him is included in such amount. Mr. Rizvi is responsible for the payment of any tax on any income imputed to him as a result of personal use of corporate aircraft and we do not provide him with income tax gross-up payments. We sold the aircraft in September 2022, thereby terminating the time-sharing arrangement with respect to the aircraft.

OWNERSHIP OF COMMON STOCK
The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of May 1, 2023 (the Record Date) by:
•each person or “group” (as such term is used in Section 13(d)(3) of the Exchange Act) known by the Company to be the beneficial owner of more than 5% of shares of our common stock;
•each of the named executive officers and directors of the Company; and
•all current executive officers and directors of the Company as a group.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days of May 1, 2023. Company stock issuable upon exercise of options and warrants currently exercisable or exercisable within 60 days of May 1, 2023 are deemed outstanding solely for purposes of calculating the percentage of total voting power of the beneficial owner thereof.
The beneficial ownership of our common stock is based on 73,520,199 shares of our common stock issued and outstanding as of May 1, 2023.

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Unless otherwise indicated, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owners(1)	Number of Shares of Company Common Stock	% of Outstanding Shares
5% Holders
Rizvi Traverse Management, LLC(2)	18,123,282	24.7%

Named Executive Officers and Directors
Ben Kohn(3)	3,300,038	4.4%
Lance Barton(4)	470,277	*
Chris Riley(5)	268,694	*
Florus Beuting(6)	37,466	*
Ashley Kechter(7)	20,618	*
Suhail Rizvi(2)(8)	18,123,282	24.7%
Tracey Edmonds(9)	17,503	*
Juliana F. Hill(10)	28,034	*
James Yaffe(11)	42,469	*

Current Executive Officers and Directors as a group (9 individuals)(12)	21,857,712	29.0%
*Less than 1%.
(1)Unless otherwise noted, the business address of each of the following entities or individuals is 10960 Wilshire Blvd., Suite 2200, Los Angeles California 90024.
(2)Represents 18,090,786 shares of common stock held by Rizvi Traverse Management, LLC and the funds (the “funds”) it controls (collectively, “Rizvi Traverse”) and 32,496 shares in respect of RSUs held by Mr. Suhail Rizvi which have vested. Does not include 4,998 unvested RSUs held by Mr. Rizvi as they do not vest within 60 days of May 1, 2023. Mr. Rizvi and Mr. John Giampetroni are the managers of Rizvi Traverse. Each of Rizvi Traverse and the funds may be deemed to be the beneficial owner of the shares of common stock beneficially owned by such entities, but each disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. Each of Rizvi Traverse and Messrs. Rizvi and Giampetroni may be deemed to be the beneficial owner of the shares of common stock beneficially owned by Rizvi Traverse, but each disclaims beneficial ownership of such shares, except to the extent of any pecuniary interest therein. The address of Rizvi Traverse and its affiliates, including Messrs. Rizvi and Giampetroni, is c/o Rizvi Traverse Management, LLC, 801 Northpoint Parkway, Suite 129, West Palm Beach, FL 33407.
(3)Consists of 935,417 shares of common stock held by Mr. Kohn, 125,361 shares of common stock held directly by Cold Springs Trust, of which Mr. Kohn is a beneficiary, 50,000 shares of common stock held directly by Bircoll Kohn Family Trust, for which Mr. Kohn is a trustee and a controlling person, 445,309 shares of common stock held directly by Woodburn Dr LP, an entity controlled by Mr. Kohn, 45,413 shares of common stock that Mr. Kohn has the right to acquire as of May 1, 2023 upon the settlement of RSUs and 1,698,538 shares of common stock that Mr. Kohn has the right to acquire within 60 days of May 1, 2023 through the exercise of options. Does not include shares beneficially owned by Rizvi Traverse, of which Mr. Kohn may have an indirect pecuniary interest of less than 1% as a result of non-controlling equity interests held by Mr. Kohn in affiliates of Rizvi Traverse, shares issuable upon the settlement of RSUs or shares issuable upon the settlement of PSUs that may occur more than 60 days from May 1, 2023 or shares of common stock that Mr. Kohn has the right to acquire through the exercise of options that will vest more than 60 days from May 1, 2023. Mr. Kohn disclaims beneficial ownership of the shares owned by Cold Springs Trust, Bircoll Kohn Family Trust and Woodburn Dr LP, except to the extent of his pecuniary interest therein.

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(4)Consists of 354,902 shares of common stock and 115,375 shares of common stock that Mr. Barton has the right to acquire within 60 days of May 1, 2023 through the exercise of stock options. Does not include shares issuable upon the settlement of RSUs or shares of common stock issuable upon the settlement of PSUs that may occur more than 60 days from May 1, 2023 or shares of common stock that Mr. Barton has the right to acquire through the exercise of stock options that will vest more than 60 days from May 1, 2023. Mr. Barton ceased serving as the Company’s Chief Financial Officer as of March 22, 2023.
(5)Consists of 89,772 shares of common stock, 15,894 shares of common stock that Mr. Riley has the right to acquire as of May 1, 2023 upon the settlement of RSUs and 163,028 shares of common stock that Mr. Riley has the right to acquire within 60 days of May 1, 2023 through the exercise of stock options. Does not include shares issuable upon the settlement of RSUs or shares of common stock issuable upon the settlement of PSUs that may occur more than 60 days from May 1, 2023 or shares of common stock that Mr. Riley has the right to acquire through the exercise of stock options that will vest more than 60 days from May 1, 2023.
(6)Consists of 12,077 shares of common stock, 7,762 shares of common stock that Mr. Beuting has the right to acquire as of May 1, 2023 upon the settlement of RSUs and 17,627 shares of common stock that Mr. Beuting has the right to acquire within 60 days of May 1, 2023 through the exercise of stock options. Does not include shares issuable upon the settlement of RSUs that will occur more than 60 days from May 1, 2023 or shares of common stock that Mr. Beuting has the right to acquire through the exercise of stock options that will vest more than 60 days from May 1, 2023.
(7)Consists of 20,618 shares of common stock. Does not include shares of common stock issuable upon the settlement of RSUs that will occur more than 60 days from May 1, 2023.
(8)Mr. Rizvi, a member of the Company’s Board, is a manager of Rizvi Traverse. Mr. Rizvi disclaims beneficial ownership of all shares held by Rizvi Traverse referred to in footnote (2) above, except to the extent of any pecuniary interest therein.
(9)Consists of 17,503 shares of common stock. Does not include shares of common stock issuable upon the settlement of RSUs that will occur more than 60 days from May 1, 2023.
(10) Consists of 28,034 shares of common stock. Does not include shares of common stock issuable upon the settlement of RSUs that will occur more than 60 days from May 1, 2023.
(11) Consists of 42,469 shares of common stock. Does not include shares of common stock issuable upon the settlement of RSUs that will occur more than 60 days from May 1, 2023.
(12) Represents such shares of common stock held as of May 1, 2023 and potential stock issuable upon exercise of options or the vesting of RSUs within 60 days of May 1, 2023 as set forth in footnotes (2) through (11) above, excluding the shares of Mr. Barton in footnote (4) (as he was not an executive officer as of May 1, 2023), and including 19,608 shares of common stock held by Mr. Crossman’s wife (due to Mr. Crossman being an executive officer as of May 1, 2023).

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Equity Compensation Plan Information
The following table provides information as of December 31, 2022 with respect to the shares of the Company’s common stock that may be issued under its 2018 and 2021 equity plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(¹)	Weighted average exercise price of outstanding options, warrants and rights (b)(²)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)(3)
Equity compensation plans approved by security holders	5,758,604	$8.41	492,786
Equity compensation plans not approved by security holders	—	—	—
Total	5,758,604		492,786
_________________________
(1)    Consists of 11,761 vested restricted stock units not yet settled, 2,058,534 unvested and outstanding restricted stock units, 1,089,045 unvested and outstanding performance-based restricted stock units and 2,599,264 issued and outstanding options to purchase 2,599,264 shares of Company common stock.
(2)    Excludes restricted stock units and performance-based restricted stock units, because they have no exercise price.
(3)    Includes only shares available for issuance as of December 31, 2022 under our 2021 Equity and Incentive Compensation Plan (the “2021 Plan”), as no further awards may be issued under our 2018 Equity Incentive Plan. The 2021 Equity and Incentive Plan provides for an annual increase in shares available for issuance; on the first day of each fiscal year of the Company during the term of the 2021 Plan, the aggregate number of shares of common stock that may be issued under the 2021 Plan shall automatically increase by a number equal to (a) 4% of the total number of shares of common stock actually issued and outstanding on the last day of the preceding fiscal year or (b) a lesser number of shares of common stock (including zero) determined by the Board.

Insider Trading Policy; Hedging and Pledging Prohibition
Our insider trading policy prohibits directors, officers, employees, and consultants (including each of our NEOs), as well as certain family members, others living in such covered person’s household, and entities whose transactions in Company securities are subject to their influence or control, from trading in securities of the Company (or securities of any other company with which the Company does business) while in possession of material nonpublic information, with certain limited exceptions, including in connection with a Rule 10b5-1 plan adopted in compliance with our insider trading policy. Before any of our directors, executive officers or other covered persons identified by our insider trading policy engages in certain transactions involving Company securities, such person must obtain pre-clearance and approval of the transaction from our General Counsel.
In addition, our insider trading policy prohibits all employees (including our executive officers), members of our Board, and certain consultants, as well anyone living in such persons’ households, entities in which such persons serve as the general partner or in which they own or hold a controlling interest, trusts of which such persons are a trustee, settlor or beneficiary, estates of which such persons are an executor or beneficiary, or any other group or entity where such person has or shares with others the power to decide whether to buy Company securities, from engaging in derivative securities transactions, including hedging, pledging company securities as collateral, holding company securities in a margin account, or other inherently speculative transactions with respect to our capital stock.

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Hedging or monetization transactions can be accomplished through a number of possible mechanisms, including through the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds. Hedging transactions may permit a director, officer or employee to continue to own our securities obtained through employee benefit plans or otherwise, but without the full risks and rewards of ownership. When that occurs, the director, officer or employee may no longer have the same objectives as our other stockholders. Therefore, directors, officers and employees are prohibited by our insider trading policy from engaging in any such transactions.
Our insider trading policy only permits pledges of our securities by employees, officers and directors with the written pre-approval of our General Counsel. Under that policy, our General Counsel only approves pledges of our securities by directors and officers in amounts consistent with guidelines approved by the CGN Committee of the Board. As of the Record Date, no pledges by officers and directors had been approved in accordance with the policy and the guidelines.

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EXECUTIVE COMPENSATION
Unless otherwise indicated or the context otherwise requires, references in this section to the “Company,” “we,” “us,” “our” and other similar terms refer to Playboy Enterprises, Inc. (“Playboy”) and its consolidated subsidiaries prior to the merger of Playboy and Mountain Crest Acquisition Corp on February 10, 2021 (the “Business Combination”) and to PLBY Group, Inc. and its consolidated subsidiaries after giving effect to the Business Combination.

Compensation Discussion and Analysis
The compensation provided to our named executive officers is detailed in the Summary Compensation Table, other tables and the accompanying footnotes, and narrative following this section. This compensation discussion and analysis summarizes the material aspects of our compensation programs that we provide to our named executive officers. Our named executive officers for 2022 were:

•Ben Kohn, Chief Executive Officer and President
•Lance Barton, former Chief Financial Officer (role ceased as of March 22, 2023)
•Chris Riley, General Counsel and Secretary
•Florus Beuting, Chief Accounting Officer
•Ashley Kechter, President of Global Consumer Products

Our Board has delegated to its Compensation Committee the authority and responsibility for reviewing, evaluating, and determining the compensation to be paid to executive officers, overseeing our compensation policies, and administering the compensation plans and programs for the Company.

General Compensation Philosophy and Objectives
Philosophy
Our mission is to create a culture where all people can pursue pleasure, which is rooted in the core values of equality, freedom of expression and the idea that pleasure is a fundamental human right. Such values inspire and guide us to move forward as we grow and take on new challenges. We believe staying true to these values will drive the long-term value we create in consumers’ lives. Our compensation philosophy aligns compensation with the Company’s business objectives and the creation of stockholder value, while enabling the Company to attract, motivate and retain individuals who contribute to the long-term success of the Company.
Today, we compensate our executive officers mostly with cash salaries and equity that vests over multiple years and/or upon the achievement of certain performance metrics. Our use of equity compensation encourages executives to operate like owners, linking their interests with the interests of our stockholders. As our company grows, we will continue to evaluate our compensation philosophy and programs to ensure they continue to meet our objectives.
Objectives
We designed our compensation program for all employees, including our named executive officers, to support four main objectives:
•recruit and retain the most talented people in a competitive market;
•reinforce our values, which serve to motivate our employees to deliver the highest level of performance;
•reward success when both our company and the individual succeed; and
•align employee and stockholder interests to share in long-term success.

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Compensation-Setting Process
Compensation Committee’s Role
The Compensation Committee has overall responsibility for determining and/or approving the compensation of our executive officers, including our Chief Executive Officer. Members of the Compensation Committee are appointed by the Board. The Compensation Committee consists of three members of the Board: Tracey Edmonds, Juliana F. Hill and James Yaffe, none of whom is an executive officer of the Company and each of whom qualifies as an “independent director” under Nasdaq rules. Our Chief Executive Officer and other members of our management team provide input to the Compensation Committee.
Compensation Consultant’s Role
The Compensation Committee has the authority to engage the services of outside consultants. The Compensation Committee retained Exequity LLP, an independent board and management advisory firm (“Exequity”), in 2022 as its independent compensation consultant. Exequity reports directly to the Compensation Committee.
In September 2022, our Compensation Committee reviewed Exequity’s independence under applicable SEC and Nasdaq rules. Our Compensation Committee concluded that Exequity is independent within the meaning of such rules and that its engagement did not present any conflict of interest.
Management’s Role
Management’s role is to make recommendations to the Compensation Committee regarding our compensation programs and policies, and to implement the programs and policies approved by the Compensation Committee. Our Chief Executive Officer makes recommendations to the Compensation Committee with respect to compensation for our executive officers, including our named executive officers, other than himself. The Compensation Committee considers our Chief Executive Officer’s recommendations, but ultimately has final approval of all compensation for our executive officers, including the types of award and specific amounts. All such determinations by our Compensation Committee are discretionary.
No executive officer participated directly in the final determinations regarding his or her own compensation package or was present during such determinations.
The Compensation Committee meets regularly in executive session. Our Chief Executive Officer is not present during Compensation Committee deliberations or votes on his compensation and shall recuse himself from sessions of the Board where it acts on his compensation.
Peer Group
We analyze market data for executive compensation periodically using the most relevant published survey sources, information available from public filings, and input from our compensation consultants. Our Compensation Committee requested that Exequity perform a review of our peer group, considering appropriateness of the current peer companies and potential additions based on similarity in market capitalization size and industry. Based on those considerations and Exequity’s review, our most recent peer group for executive compensation consists of the following companies:

fuboTV Inc.	Inter Parfums, Inc.	a.k.a Brands Holding Corp.	Biglari Holdings Inc.
SciPlay Corp.	Cineplex Inc.	Rush Street Interactive, Inc.	Vince Holding Corp.
Bumble Inc.	JAKKS Pacific, Inc.	Vera Bradley, Inc.	IMAX Corporation
Everi Holdings Inc.	e.l.f. Beauty, Inc.	BuzzFeed, Inc.	PlayAGS, Inc.
Olaplex Holdings, Inc.	iMedia Brands, Inc.	Lulu’s Fashion Lounge Holdings, Inc.	Inspired Entertainment, Inc.
CuriosityStream Inc.	GAN Limited	Enthusiast Gaming Holdings Inc.
We use the peer group as a general reference. In addition to the peer group, we also rely on the knowledge and experience of our Compensation Committee members and our management in determining the appropriate compensation for our executive officers.
Elements of Executive Compensation
Our current compensation program generally consists of the following components:
•base salary;
•annual bonuses;

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•equity-based awards; and
•other benefits.
We combine these elements to formulate compensation packages that provide competitive pay, reward achievement of financial, operational, and strategic objectives, and align the interests of our executive officers with those of our stockholders. The overall use and weight of each compensation element is based on our subjective determination of the importance of each element in meeting our overall objectives, including motivating executive officers with an owner’s mentality.
Base Salary
The Compensation Committee determines base salaries of our executive officers, which are subject to review annually. The Compensation Committee may adjust executive officer base salaries, from time to time, to reflect changes in market conditions or other factors, and subject to the terms of any employment agreements.
The table below sets forth information regarding the year-end base salary amounts for 2022 for our named executive officers (“NEOs”). Except for Ashley Kechter, whose base salary was established in 2022, the base salaries of all our other named executive officers were established in 2021. All NEOs’ base salaries were established pursuant to employment agreements (including amendments thereto) entered into with the Company.

Name	2022 Base Salary
Ben Kohn	$850,000
Lance Barton	$500,000
Chris Riley	$400,000
Florus Beuting	$325,000
Ashley Kechter	$500,000
Annual Bonuses
The Company uses annual cash incentive bonuses for executive officers to tie a portion of their compensation to financial and operational objectives achievable within the applicable fiscal year. Each year, the Compensation Committee will select the performance targets, target amounts, target award opportunities and other term and conditions of annual cash bonuses for the executive officers, subject to the terms of any employment agreement. Following the end of each year, the Compensation Committee will determine the extent to which the performance targets were achieved and the amount of the award that is payable to the executive officers, taking into consideration each individual’s bonus target set forth in their respective employment agreement (which did not change from 2021 to 2022). New Company and individual performance targets were not established for 2022, and as a result of the Company’s overall performance being below the Board’s expectations, no annual performance-based cash bonuses were awarded to the named executive officers for 2022. See note 3 to the “Summary Compensation Table” below for additional details for bonuses paid to each named executive officer for the years 2020, 2021 and 2022 (as applicable).
Stock-Based Awards
We use stock-based awards to reward long-term performance and incentivize future performance of our executive officers and other employees and service providers. We believe that providing a meaningful portion of the total compensation package in the form of stock-based awards aligns the incentives of our executive officers with the interests of our stockholders and motivates and helps retain our executive officers and other personnel. Stock-based awards are awarded under the PLBY Group, Inc. 2021 Equity and Incentive Compensation Plan, which was approved by our stockholders in 2021.
We generally issue three forms of equity awards:
Restricted Stock Units (RSUs). RSUs represent the right to receive one share of Company common stock for each unit granted, subject to a continued service requirement, so the value of the RSUs is tied to the performance of the Company’s common stock. RSUs typically vest over multiple years, subject to continued service through each vesting date.

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Performance-based Restricted Stock Units (PSUs). PSUs represent the right to receive one share of Company common stock for each unit granted, subject to a continued service requirement. Whereas the vesting of our RSUs is time-based, our PSUs vest upon the achievement of certain performance metrics determined at the time of the grant of the PSUs, subject to continued service through each vesting date. To date, all of our PSUs have had vesting based upon the achievement of certain share price targets by our common stock, as quoted on Nasdaq. As with our RSUs the value of the PSUs is tied to the performance of the Company’s common stock.
In October 2021, all of our named executive officers, except for Mr. Beuting and Ms. Kechter, received a grant of PSUs that vest in four equal tranches arising upon the achievement of each of the following 30-day volume-weighted average prices for a share of our common stock: $20, $30, $40 and $50; provided that each such price is achieved on or prior to the seventh anniversary of the vesting start date (February 10, 2021) of such PSUs. The vesting start date was determined pursuant to the terms of our employment agreements with our named executive officers and is related to the closing date of the Business Combination. As of the grant date of such PSUs, the $20, $30, and $40 share price milestones had been achieved, resulting in such PSUs being 75% vested on the date of grant, with 25% of such PSUs still remaining unvested (subject to the 30-day volume-weighted average price of our stock achieving the $50 milestone). No PSUs were granted to any named executive officers in 2022, as their 2021 PSUs remained outstanding and the Board declined to authorize any performance-based bonuses for 2022.
Stock Options. Stock options are granted with an exercise price based on the market price of the Company’s common stock on the date of grant (as quoted on Nasdaq). The stock options will have value to our executive officers only if the fair market value of our common stock increases after the date of grant, which provides a strong incentive to our executive officers to increase stockholder value. Additionally, stock options typically vest over multiple years, subject to continued service through each vesting date. We view stock options as inherently performance-based and an effective tool to motivate our executive officers to build stockholder value and reinforce our position as a growth company.
The exact awards granted are not determined based on a specific formula, but rather through the exercise of judgment after considering various factors, including compensation provided to other executives with similar responsibilities, including in our peer group and within our company, the current unvested equity held by such executive officer, and the perceived retentive value of the proposed awards. We also consider each executive officer’s individual performance, including the results and contributions delivered during the year and how they align with our short-term and long-term goals, the executive’s leadership within the Company, the cash compensation received by the executive officer, and feedback received from the executive officer’s peers and team. See the “2022 Grants of Plan-Based Awards Table” below for the stock-based awards granted to our named executive officers in 2022.
Other Employee Benefits
Like other employees, our executive officers, including our named executive officers, are able to participate in our employee benefit and welfare plans, including life and disability insurance, medical and dental care plans, and a 401(k) plan. In 2022, we matched contributions made to our 401(k) plan by our employees up to 3.5% of their wages, including our named executive officers. All of the named executive officers participated in our 401(k) plan. In addition, our Chief Executive Officer is provided personal security services from time to time as the Company deems advisable.
In the future, we may provide perquisites or other personal benefits in limited circumstances, such as where we believe it is appropriate to assist our executives in the performance of their duties, to make our executive team more efficient and effective, and for recruitment, motivation, or retention purposes. All future practices with respect to perquisites or other personal benefits for executives will be subject to review and approval by the compensation committee.
Aircraft Matters
In April 2021, we acquired an aircraft. The aircraft was then sold in September 2022. While we owned the aircraft, we covered all the operating, maintenance, and insurance costs, and taxes associated with the aircraft. The Board approved a Use of Corporate Aircraft Policy regarding the use of our aircraft by employees and other persons. We believe that the use of our aircraft by our executives and directors was frequently more efficient and flexible than commercial travel, and better ensured confidentiality and privacy for our business.

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Ben Kohn, our Chief Executive Officer, and Suhail Rizvi, the Chairman of the Board, were able to use the aircraft for personal use pursuant to time-sharing agreements between the Company and each of them in accordance with the provisions of Federal Aviation Regulations 91.501(c). On such flights, Messrs. Kohn and Rizvi and guests are flown by pilots and crew members contracted by the Company through service agreements. Messrs. Kohn and Rizvi reimbursed us for certain costs incurred by us in connection with these flights, up to the maximum permitted under the Federal Aviation Regulations 91.501(d). When Mr. Kohn or Mr. Rizvi had family or guests accompanying them on business flights, such costs were imputed to them, as they were not able to reimburse the incremental cost to us for such family or guests under the Federal Aviation Regulations. In 2022, the amount that could not be reimbursed to us or deducted by us was $1.6 million.
Tax and Accounting Considerations
Deductibility of Executive Compensation
Section 162(m) of the Code limits the amount that we may deduct from our U.S. federal taxable income for compensation paid to persons who are “covered employees”, for purposes of Section 162(m), to $1 million per covered employee per year. While we are mindful of the benefit of full tax deductibility of compensation, we also value the flexibility of compensating our executive officers in a manner that can best promote our corporate objectives. Therefore, we may approve compensation that may not be fully deductible.
No Tax Reimbursement of Parachute Payments and Deferred Compensation
We did not provide any executive officer, including any named executive officer, with a “gross-up” or other reimbursement payment for any tax liability that he or she might owe as a result of the application of Sections 280G, 4999, or 409A of the Code during 2022, and we have not agreed and are not otherwise obligated to provide any named executive officer with such a “gross-up” or other reimbursement.
Accounting Treatment
We account for stock-based compensation in accordance with the authoritative guidance set forth in ASC Topic 718, which requires companies to measure and recognize the compensation expense for all share-based awards made to employees and directors, including PSUs, RSUs, and stock options, over the period during which the award recipient is required to perform services in exchange for the award.
Compensation Policies and Practices as they Relate to Risk Management
Our management team and our Compensation Committee, with the assistance of our independent compensation consultants, each play a role in evaluating and mitigating any risk that may exist relating to our compensation plans, practices, and policies for all employees, including our named executive officers. The risk assessment process includes, among other things, a review of our cash and equity incentive-based compensation plans to ensure that they are aligned with our company performance goals and ensure an appropriate balance between fixed and variable pay components and between short-term and long-term incentives. The base salary component of our compensation program is designed to provide income independent of our stock price performance so that employees will not focus exclusively on stock price performance to the detriment of other important business metrics. The annual bonus component is scored with discretion by the Compensation Committee so that short-term outcomes are not over-weighted in the final results. The equity-based component of our compensation program is primarily designed to reward employees evenly throughout their tenure, which we believe discourages employees from taking actions that focus only on specific periods. Furthermore, our executive officers typically receive a substantial portion of their equity in the form of PSUs and RSUs, and the RSUs do not require our stock price to be trading at certain price for the executive officer to realize value. Executive officer compensation is not tied to any singular performance metric. Additional controls, such as our Code of Conduct and related training, help further mitigate the risks of unethical behavior and inappropriate risk-taking.
Hedging and Pledging Prohibition
Our insider trading policy prohibits all employees (including our executive officers), members of our Board, and certain consultants, as well anyone living in such persons’ households, entities in which such persons serve as the general partner or in which they own or hold a controlling interest, trusts of which such persons are a trustee, settlor or beneficiary, estates of which such persons are an executor or beneficiary, or any other group or entity where such person has or shares with others the power to decide whether to buy Company securities, from engaging in derivative securities transactions, including hedging, pledging company securities as collateral, holding company securities in a margin account, or other inherently speculative transactions with respect to our capital stock.

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Rule 10b5-1 Sales Plans
Our executive officers and members of our Board may adopt, but none have yet adopted, written plans, known as Rule 10b5-1 plans, in which they will contract with a broker to buy or sell shares of our capital stock on a periodic basis. Under a Rule 10b5-1 plan, a broker executes trades under parameters established by the individual when entering into the plan, without further direction from them. The director or officer may amend a Rule 10b5-1 plan in some circumstances and may terminate a plan at any time.
Clawback Policy
We intend to adopt a clawback policy to comply with the final rules issued by the SEC and the final listing standard to be adopted by Nasdaq pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act.
Compensation Committee Interlocks and Insider Participation
None of the Company’s executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee (or other Board committee performing equivalent functions or, in the absence of any such committee, the entire Board) of any entity that has one or more executive officers serving as a member of the Company’s Board or Compensation Committee.

Compensation Committee Report
This report of the Compensation Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.
The compensation committee has reviewed and discussed the compensation discussion and analysis included in this Proxy Statement with management and, based on such review and discussions, the compensation committee recommended to the Board that the compensation discussion and analysis be included in this Proxy Statement.

PLBY GROUP, INC. COMPENSATION COMMITTEE
Tracey Edmonds (Chair)
Juliana F. Hill
James Yaffe

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Summary Compensation Table

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Ben Kohn Chief Executive Officer & President	2022	851,710	—	1,785,649	—	—	1,080,554	3,717,913
	2021	866,662	—	24,184,426	4,467,102	2,850,000	402,000	32,770,190
	2020	998,950	—	—	—	1,000,000	6,000	2,004,950
Lance Barton Former Chief Financial Officer(6)	2022	501,260	—	1,339,239	—	—	11,875	1,852,374
	2021	411,962	—	15,555,997	1,763,786	250,000	2,000	17,983,745
	2020	—	—	—	—	—	—	—
Chris Riley General Counsel and Secretary	2022	401,686	—	624,982	—	—	12,075	1,038,743
	2021	392,046	—	5,004,402	433,957	500,000	8,300	6,338,705
	2020	346,065	—	—	—	175,000	10,000	531,065
Florus Beuting Chief Accounting Officer	2022	326,215	—	178,562	—	—	10,925	515,702
	2021	287,959	110,000	1,447,019	366,254	—	4,425	2,215,657
	2020	—	—	—	—	—	—	—
Ashley Kechter President of Global Consumer Products(7)	2022	491,548	250,000	2,940,544	—	—	86,384	3,768,476
	2021	—	—	—	—	—	—	—
	2020	—	—	—	—	—	—	—
______________________
(1)    The Compensation Committee determined not to provide performance-based cash bonuses to the named executive officers for 2022 and 2021; however, Ms. Kechter received a cash bonus for 2022 that was paid in 2023. Such bonus was paid pursuant to the terms of the Kechter Employment Agreement (as defined below), which provided that, for 2022, Ms. Kechter’s annual cash bonus could not be less than 50% of her base salary. Mr. Beuting also received a cash sign-on bonus for 2021 that was paid in 2022.
(2)    The amounts in this column reflect the aggregate grant date fair value of restricted stock unit (or RSU) awards and performance-based restricted stock unit (or PSU) awards, calculated in accordance with FASB ASC Topic 718.
(3)    The amounts in this column reflect the aggregate grant date fair value of option awards, calculated in accordance with FASB ASC Topic 718.
(4)    The 2021 amounts for Messrs. Kohn and Riley include cash bonuses in relation to the Business Combination which were paid in February 2021 following the completion of the Business Combination. The 2021 amount for Mr. Barton includes a cash bonus that was paid to Mr. Barton in connection with him commencing serving as the Company’s Chief Financial Officer in March 2021.

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(5)    The amount in this column includes matching contributions to the named executive officer’s 401(k) plan account and work from home stipend. In addition:
•the amount in this column for Mr. Kohn’s 2022 and 2021 compensation includes $0.15 million and $0.18 million, respectively, of imputed compensation related to personal security services provided to Mr. Kohn (representing the incremental cost to us for the personal security services provided to him), and $0.92 million and $0.22 million for 2022 and 2021, respectively, representing the unreimbursed incremental cost of Mr. Kohn’s personal use of our corporate aircraft, as described in this paragraph. It includes imputed compensation related to his use of our corporate aircraft, which represents an imputed portion of the Company’s fixed costs associated with the aircraft, such as pilot costs, the purchase or leasing costs of the aircraft and the cost of maintenance of the aircraft, which costs are incurred by the Company irrespective of any personal use of the aircraft. Mr. Kohn was permitted reasonable personal use of our corporate aircraft in 2022 and 2021 pursuant to a time-sharing agreement between Mr. Kohn and us. Such agreement allowed him to reimburse us for the incremental cost of his personal use of our corporate aircraft consistent with Federal Aviation Administration regulations. For purposes of valuing such incremental cost, we calculated incremental cost using a method that takes into account all variable costs, such as fuel, crew travel expenses, landing and parking fees and plane repositioning costs, less, in the case of Mr. Kohn, any reimbursement received by us pursuant to the time-sharing agreement. Since we used our aircraft primarily for business travel, we could not include as part of incremental cost that is permitted to be reimbursed by Mr. Kohn the fixed costs that do not change based on usage, such as pilot costs, the purchase or leasing costs of our aircraft and the cost of maintenance. The incremental cost, if any, of travel by Mr. Kohn’s guests when accompanying him is included in such amount. Mr. Kohn is responsible for the payment of any tax on any income imputed to him as a result of personal use of corporate aircraft and we do not provide him with income tax gross-up payments. We sold the aircraft in September 2022, thereby terminating the time-sharing arrangement with respect to the aircraft; and
•the amount in this column for Ms. Kechter’s 2022 compensation includes $0.08 million as a relocation bonus upon her hiring in January 2022.
(6)    Mr. Barton ceased serving as the Company’s Chief Financial Officer as of March 22, 2023.
(7)    Ms. Kechter’s employment with the Company commenced as of January 10, 2022.

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2022 Grants of Plan-Based Awards Table
The following table presents, for each of the named executive officers, information concerning each grant of an equity award made during the year ended December 31, 2022. This information supplements the information about these awards set forth in the 2022 Summary Compensation Table.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Shares Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($) (2)
Name	Grant Date(1)	Type of Award	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Ben Kohn	4/22/2022	RSU	—	—	—	—	—	—	181,653	—	—	1,785,649
Lance Barton	4/22/2022	RSU	—	—	—	—	—	—	136,240	—	—	1,339,239
Chris Riley	4/22/2022	RSU	—	—	—	—	—	—	63,579	—	—	624,982
Florus Beuting	4/22/2022	RSU	—	—	—	—	—	—	18,165	—	—	178,562
Ashley Kechter	3/4/2022	RSU	—	—	—	—	—	—	132,100	—	—	1,940,549
	3/15/2022	RSU							73,475	—	—	999,995
______________________
(1)    The shares underlying Messrs. Kohn, Barton, Riley and Beuting’s awards vest in four (4) equal installments on each of the first four (4) anniversaries of the Grant Date (rounded down to the nearest whole share). The shares underlying Ms. Kechter’s March 4, 2022 award vest in four (4) equal installments on each of the first four (4) anniversaries of January 10, 2022 (rounded down to the nearest whole share). The shares underlying Ms. Kechter’s March 15, 2022 award vested in full on the Grant Date.
(2)     In accordance with SEC requirements, the amounts in this column reflect the aggregate grant date fair value of RSU awards calculated in accordance with FASB ASC Topic 718. The amounts reported do not reflect compensation actually received by the named executive officers.

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Outstanding Equity Awards at 2022 Fiscal Year-End
The following table presents, for each of the named executive officers, information regarding outstanding stock options (“NSOs”), RSUs and PSUs held as of December 31, 2022.

			Option Awards				Stock Awards
Name	Grant Date	Type of Award	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(¹)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(¹)
Ben Kohn	3/20/2019	NSO	948,322(2)	—	3.35	3/20/29
	1/31/2021	NSO	588,420(3)	377,524(3)	10.52	1/31/31
	10/29/2021	PSU							264,094(4)	726,259
	10/29/2021	RSU					60,288(5)	165,792
	4/22/2022	RSU					181,653(6)	499,546
Lance Barton	10/29/2021	NSO	86,529(7)	61,813(7)	28.08	10/29/31
	10/29/2021	PSU							132,047(8)	363,129
	10/29/2021	RSU					112,380(9)	309,045
	4/22/2022	RSU					136,240(6)	374,660
Chris Riley	3/20/2019	NSO	134,570(10)	—	3.35	3/20/29
	10/29/2021	NSO	22,359(11)	14,231(11)	28.08	10/29/31
	10/29/2021	PSU							47,537(4)	130,727
	10/29/2021	RSU					26,313(12)	72,361
	4/22/2022	RSU					63,579(6)	174,842
Florus Beuting	10/29/2021	NSO	13,850(13)	16,369(13)	28.08	10/29/31
	10/29/2021	RSU					27,914(14)	76,764
	4/22/2022	RSU					18,165(6)	49,954
Ashley Kechter	3/4/2022	RSU					132,100(15)	363,275
__________
(1)    Amounts in this column reflect the aggregate fair market value of the RSUs and PSUs, on December 31, 2022, based on the fair market value per share on such date of $2.75.
(2)    651,971 options vested as of the grant date, with the remaining options vested ratably over the 15 months following the grant date.
(3)    33% of the options under this grant vested as of February 10, 2021, with the remaining options vesting ratably over the 24 months following the initial vesting date.
(4)    Represents a grant of performance-based restricted stock units that vest in four equal tranches arising upon achievement of each of the following 30 day volume-weighted average prices for a share of PLBY common stock: $20, $30, $40 and $50; provided each such price is achieved on or prior to the seventh anniversary of the vesting start date (February 10, 2021). As of December 31, 2022, the first three milestones had been achieved, resulting in 75% of the grant having vested. The number of shares shown in this column reflects the number of shares that would vest if the $50 price threshold were achieved, subject to continued service requirements.
(5)    Represents a grant of restricted stock units that vests in three equal installments on each of the first three anniversaries of the vesting start date (February 10, 2021).

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(6)    Represents a grant of restricted stock units that vests in three equal installments on each of the first three anniversaries of the vesting start date (April 22, 2022).
(7)    Represents stock options that vest over three years as follows: The first one-third of the options vested on the first anniversary of the vesting start date (March 1, 2021), and the remaining two-thirds vest in equal monthly installments over the 24 months following the vesting start date.
(8)    Represents a grant of performance-based restricted stock units that vest in four equal tranches arising upon achievement of each of the following 30 day volume-weighted average prices for a share of PLBY common stock: $20, $30, $40 and $50; provided each such price is achieved on or prior to the seventh anniversary of the vesting start date (March 1, 2021). As of December 31, 2022, the first three milestones had been achieved, resulting in 75% of the grant having vested. The number of shares shown in this column reflects the number of shares that would vest if the $50 price threshold were achieved, subject to continued service requirements.
(9)    Represents a grant of restricted stock units that vests in three equal installments on each of the first three anniversaries of the vesting start date (March 1, 2021).
(10)    25% of the options under this grant vested as of January 14, 2020, with approximately 2,800 options vested monthly over 12 months following the initial vesting date, and the remaining options vested as of the date of the Business Combination.
(11)    Represents stock options that vest over three years as follows: The first one-third of the options vested on the first anniversary of the vesting start date (February 10, 2021), and the remaining two-thirds vest in equal monthly installments over the 24 months following the vesting start date.
(12)    Represents a grant of restricted stock units that vests in three equal installments on each of the first three anniversaries of the vesting start date (February 10, 2021).
(13)    Represents stock options that vest over four years as follows: The first one-fourth of the options vested on the first anniversary of the vesting start date (February 8, 2021), and the remaining three-fourths vest in equal monthly installments over the 36 months following February 8, 2022.
(14)    Represents a grant of restricted stock units that vests over four years as follows: The first one-fourth of the units vested on the first anniversary of the vesting start date (February 8, 2021), and the remaining three-fourths vest in equal monthly installments over the 36 months following February 8, 2022.
(15)    Represents a grant of restricted stock units that vests in four equal installments on each of the first four anniversaries of the vesting start date (January 10, 2022).

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Option Exercises and Stock Vested
The following table presents, for each of the named executive officers, the number of shares of our common stock underlying RSUs which vested during 2022 and the aggregate value realized upon the vesting of RSUs. None of the named executive officers exercised options in 2022.

		Option Awards		Stock Awards
Name	Type of Award	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(¹)
Ben Kohn(2)	RSU			30,143	485,905
Lance Barton(3)	RSU			56,190	821,498
Chris Riley(2)	RSU			13,156	212,075
Florus Beuting(4)	RSU			23,618	285,609
Ashley Kechter(5)	RSU			73,475	999,995
_________
(1)    The aggregate value realized upon the vesting of shares underlying RSUs represents the aggregate market price of the shares of our common stock on the date of vesting.
(2)    The market price of our common stock on the date of vesting of the RSUs in this row was $16.12.
(3)    The market price of our common stock on the date of vesting of the RSUs in this row was $14.62.
(4)    The market prices of our common stock on the dates of vesting of the RSUs in this row were $16.05 with respect to 12,883 of the shares, $15.16 for 1,073 of the shares, $11.66 for 1,074 of the shares, $8.51 for 1,073 of the shares, $8.62 for 1,074 of the shares, $6.81 for 1,073 of the shares, $7.51 for 1,074 of the shares, $4.29 for 1,074 of the shares, $3.79 for 1,073 of the shares, $3.24 for 1,074 of the shares, and $3.85 for 1,073 of the shares.
(5)    The market price of our common stock on the date of vesting of the RSUs in this row was $13.61.

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Estimate of Potential Payments Upon Termination or Change in Control
The amounts estimated in the table below assume that the relevant triggering event (a termination of employment or change in control, as applicable) occurred on December 31, 2022 and are based on the terms of the applicable employment agreements and equity award agreements that were in effect on that date. The table assumes that any equity awards that vest in connection with the applicable triggering event that are subject to performance conditions are earned at the target level of performance within the applicable period except as may be noted otherwise, and values equity awards based on the closing price of a share of our common stock on December 31, 2022 of $2.75.

Name and Principal Position	Type of Payment(1)	Termination for Death or Disability ($)(2)	Termination for Cause or Without Good Reason ($)	Termination Without Cause or for Good Reason Absent a Change in Control ($)(3)	Termination Without Cause or for Good Reason in Connection with a Change in Control ($)(3)
Ben Kohn Chief Executive Officer & President	Cash Severance	1,700,000	—	3,400,000	5,100,000
	Equity Severance	—	—	665,338	1,391,596
	Other Benefits	—	—	63,055	63,055
Lance Barton Former Chief Financial Officer(4)	Cash Severance	300,000	—	1,100,000	1,300,000
	Equity Severance	—	—	683,705	1,046,834
	Other Benefits	—	—	63,005	63,005
Chris Riley General Counsel and Secretary	Cash Severance	320,000	—	1,040,000	1,220,000
	Equity Severance	—	—	247,203	377,930
	Other Benefits	—	—	59,275	59,275
Florus Beuting Chief Accounting Officer	Cash Severance	—	—	162,500	162,500
	Equity Severance	—	—	—	—
	Other Benefits	—	—	21,018	21,018
Ashley Kechter President of Global Consumer Products	Cash Severance	263,511	—	1,091,780	1,091,780
	Equity Severance	—	—	181,638	181,638
	Other Benefits	—	—	25,207	25,207
_____________________
(1)    The “Other Benefits” rows reflect the cost of COBRA coverage. The “Cash Severance” rows assume no accrued but unpaid salary or expenses as of December 31, 2022 and include each executive’s annual target bonus and most recent pro-rated bonus, where applicable. Pro-rated bonus assumes target bonus payout based on number of days the named executive was employed during the fiscal year in which the date of termination occurred.
(2)    Assumes death or disability as of December 31, 2022 and target bonus payout.
(3)    Equity severance in this columns reflects the acceleration of equity grants that vest after December 31, 2022.

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Employment Agreements

Kohn Option Grant and Employment Agreement
On January 31, 2021, Playboy granted Ben Kohn an option to purchase 172,393 shares of Playboy common stock at an exercise price of $58.89 per share (the “Pre-Closing Option”), which has been assumed by the Company in connection with the closing of the Business Combination and converted into an option to purchase 965,944 shares of common stock of the Company at an exercise price of $10.52 per share in accordance with the conversion mechanics for other outstanding options described in the merger agreement for the Business Combination. The Pre-Closing Option will generally vest as follows, subject to Mr. Kohn’s continued employment or service as a director through the applicable vesting date: 1/3 on the first anniversary of the closing of the Business Combination and ratably in 24 monthly installments thereafter.
Playboy has entered into an employment agreement with Mr. Kohn in connection with his continued employment as our Chief Executive Officer and President, which became effective upon, and has been assumed by the Company in connection with, the closing of the Business Combination (the “Kohn Employment Agreement”). The Kohn Employment Agreement provides for an annual base salary equal to $850,000 and that Mr. Kohn is eligible to earn an annual cash bonus (with a target amount equal to 100% of his base salary and maximum of 200% of his base salary).
The Kohn Employment Agreement provides that Mr. Kohn will be granted the following equity grants during his employment: (1) for the 2021 fiscal year, a Company equity award with a grant date fair value for financial accounting purposes equal to $2,000,000, comprised of 50% stock options and 50% restricted stock units; (2) beginning in 2022 and for each fiscal year thereafter, an annual Company equity award with a target grant date fair value for financial accounting purposes equal to $2,000,000, which may include performance-based grants; and (3) following the closing of the Business Combination, a special grant of performance-based restricted stock units (the “Initial PSUs”) that if earned will settle in a target percentage of approximately 2.5% of the fully diluted common stock of the Company outstanding on the date of grant (including certain executive level equity awards granted at the time of and shortly after the Business Combination) and a special grant of time-based restricted stock units (the “Initial RSUs”) that if earned will settle in a target percentage equal to (x) 2.5% of the fully diluted common stock of the Company (determined in the same manner as the Initial PSUs), minus (y) the percentage of the fully diluted common stock of the Company (determined in the same manner) represented by the Pre-Closing Option. The Initial PSUs will vest upon the Company’s achievement of each of the following 30-day volume weighted average stock price milestones: $20, $30, $40 and $50, and the Initial RSUs will vest in three equal installments on each of the first three anniversaries of the closing of the Business Combination, in each case subject to Mr. Kohn’s continued employment or service as a director through the applicable vesting dates.
Mr. Kohn’s employment agreement provides that in addition to being eligible to participate in our standard benefit plans, he will be provided with a company-paid life insurance policy with a death benefit equal to $25 million and a company-paid disability insurance policy with an annualized benefit of not less than $5 million.
If Mr. Kohn’s employment is terminated without cause or he resigns for good reason (as such terms are defined in Mr. Kohn’s employment agreement), he will be entitled to the following: (i) a severance payment equal to 1.5 times the sum of his then-current base salary and target annual bonus, payable over 18 months (or, if such termination occurs within 24 months following a change in control (as defined in the employment agreement), 2.5 times the sum of his then-current base salary and target annual bonus, payable over 30 months); (ii) a pro-rated bonus for the year of termination; (iii) our reimbursement or direct payment of COBRA continuation coverage premiums for up to 18 months following the date of termination; (iv) accelerated vesting of 100% of Mr. Kohn’s then-outstanding non-performance-based equity awards; and (v) continued vesting of certain outstanding performance based equity awards for a period of time following such termination based on actual performance (provided that, if such termination occurs within 24 months following a change in control, 100% of the then-outstanding Initial PSUs will vest in full). In each case, the severance payments described above are subject to Mr. Kohn’s execution and non-revocation of a general release of claims against us and our affiliates.
Mr. Kohn’s employment agreement also includes certain restrictive covenants, including a non-solicitation of employees covenant for a period of 12 months following termination of his employment and standard confidentiality and invention assignment provisions.

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Riley Employment Agreement
On February 10, 2021, Playboy entered into an employment agreement with Mr. Riley in connection with his employment as the Company’s General Counsel and Secretary, which became effective upon, and was assumed by the Company in connection with, the Business Combination (the “Riley Employment Agreement”). The Riley Employment Agreement provides for an annual base salary equal to $400,000 and that Mr. Riley is eligible to earn an annual cash bonus (with a target amount equal to 80% of his base salary).
The Riley Employment Agreement provides that Mr. Riley will be granted the following equity grants during his employment: (1) beginning in 2022 and for each fiscal year thereafter, an annual equity award with a target grant date fair value for financial accounting purposes equal to $700,000, which may include performance-based grants, (2) a special grant of Initial PSUs that if earned will settle in a target percentage of approximately 0.45% of the fully diluted common stock of the Company outstanding on the date of grant (including certain executive level equity awards granted at the time of and shortly after the Business Combination) and (3) a special grant of Initial Options to purchase a target percentage of 0.18% of the fully diluted common shares outstanding on the date of grant (determined in the same manner as the Initial PSUs). If the fair market value of a share of common stock on the grant date is greater than the fair market value of a share of common stock on February 10, 2021, then a portion of the Initial Options will be converted into a number of time-based restricted stock units (the “Make-up RSUs”) equal to (x) the difference between the fair market value per share of our common stock on the grant date minus the fair market value per share of such stock on February 10, 2021, multiplied by (y) the number of Initial Options, divided by (z) the fair market value per share of our common stock on the grant date. The Initial PSUs will vest upon the Company’s achievement of each of the following 30 day volume weighted average stock price milestones: $20, $30, $ 40 and $50, the Initial Options will vest 1/3 on the first anniversary of February 10, 2021 and then monthly in 24 equal installments thereafter, and the Make-up RSUs, if any, will vest in three equal installments on each of the first three anniversaries of February 10, 2021, in each case subject to Mr. Riley’s continued employment through the applicable vesting dates.
The Riley Employment Agreement provides that in addition to being eligible to participate in our standard benefit plans, Mr. Riley will be provided with a company-paid life insurance policy with a death benefit equal to $10 million and a company-paid disability insurance policy with an annualized benefit of not less than $2.5 million.
If Mr. Riley’s employment is terminated without cause or he resigns for good reason (as such terms are defined in the Riley Employment Agreement), he will be entitled to the following: (i) a severance payment equal to the sum of his then-current base salary and target annual bonus, payable over 12 months (or, if such termination occurs within 24 months following a change in control (as defined in the Riley Employment Agreement), 1.25 times the sum of his then-current base salary and target annual bonus, payable over 15 months); (ii) a pro-rated bonus for the year of termination; (iii) our reimbursement or direct payment of COBRA continuation coverage premiums for up to 18 months following the date of termination; and (iv) accelerated vesting of 100% of Mr. Riley’s then-outstanding non-performance based annual equity awards (and, if such termination occurs within 12 months of February 10, 2021, 1/3 of the Initial Options — and, if applicable, 1/3 of the Make-up RSUs — will become immediately vested) and continued vesting of certain outstanding performance based equity awards for a period of time following such termination based on actual performance (provided that, if such termination occurs within 24 months following a change in control, 100% of the then-outstanding Initial PSUs will vest in full and the Initial Options will become immediately vested and exercisable). In each case, the severance payments described above are subject to Mr. Riley’s execution and non-revocation of a general release of claims against us and our affiliates.
The Riley Employment Agreement also includes certain restrictive covenants, including a non-solicitation of employees covenant for a period of 12 months following termination of Mr. Riley’s employment and standard confidentiality and invention assignment provisions.

Barton Employment Agreement
In connection with Mr. Barton’s appointment as Chief Financial Officer, we entered into an employment agreement, dated February 11, 2021, with Mr. Barton (the “Barton Employment Agreement”).
The Barton Employment Agreement provides for an annual base salary equal to $500,000 and that Mr. Barton is eligible to earn an annual cash bonus (with a target amount equal to 60% of his base salary). In addition, Mr. Barton received a signing bonus of $250,000 (which was subject to recoupment by the Company on a pro rata basis in the event of certain terminations of employment prior to the first anniversary of his employment commencement date).

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The Barton Employment Agreement provides that Mr. Barton will be granted the following equity grants during his employment: (1) beginning in 2022 and for each fiscal year thereafter, an annual equity award with a target grant date fair value for financial accounting purposes equal to $1,000,000, which may include performance-based grants, (2) the Initial PSUs that if earned will settle in a target percentage of approximately 1.25% of the fully diluted common stock of the Company outstanding on the date of grant (including certain executive level equity awards granted around the same time) and (3) the Initial Options to purchase a target percentage of 0.75% of the fully diluted Company common shares outstanding on the date of grant (determined in the same manner as the Initial PSUs). If the fair market value of a share of Company common stock on the grant date is greater than the fair market value of a share of Company common stock on Mr. Barton’s employment commencement date (or signing date if the employment commencement date occurs within 3 weeks of signing), then a portion of the Initial Options will be converted into a number of Make-up RSUs equal to (x) the difference between the fair market value per share of Company common stock on the grant date minus the fair market value per share of such stock on the employment commencement date (or signing date, as applicable), multiplied by (y) the number of Initial Options, divided by (z) the fair market value per share of Company common stock on the grant date. The Initial PSUs will vest upon the Company’s achievement of each of the following 30 day volume weighted average stock price milestones: $20, $30, $40 and $50, the Initial Options will vest 1/3 on the first anniversary of Mr. Barton’s employment commencement date and then monthly in 24 equal installments thereafter, and the Make-up RSUs, if any, will vest in three equal installments on each of the first three anniversaries of the employment commencement date, in each case subject to Mr. Barton’s continued employment or service as a director through the applicable vesting dates.
The Barton Employment Agreement provides that in addition to being eligible to participate in our standard benefit plans, Mr. Barton will be provided with a company-paid life insurance policy with a death benefit equal to $10 million and a company-paid disability insurance policy with an annualized benefit of not less than $2.5 million.
If Mr. Barton’s employment is terminated without cause or he resigns for good reason (as such terms are defined in the Barton Employment Agreement), he will be entitled to the following: (i) a severance payment equal to the sum of his then-current base salary and target annual bonus, payable over 12 months (or, if such termination occurs within 3 months prior to or 24 months following a change in control (as defined in the Barton Employment Agreement), 1.25 times the sum of his then-current base salary and target annual bonus, payable over 15 months (or in a lump sum if compliant with tax rules)); (ii) a pro-rated bonus for the year of termination; (iii) our reimbursement or direct payment of COBRA continuation coverage premiums for up to 18 months following the date of termination; and (iv) accelerated vesting of 100% of Mr. Barton’s then-outstanding non-performance based annual equity awards (and, if such termination occurs within 12 months of Mr. Barton’s employment commencement date, 1/3 of the Initial Options — and, if applicable, 1/3 of the Make-up RSUs — will become immediately vested) and continued vesting of certain outstanding performance based equity awards for a period of time following such termination based on actual performance (provided that, if such termination occurs within 3 months prior to or 24 months following a change in control, 100% of the then-outstanding Initial PSUs will vest in full and the Initial Options will become immediately vested and exercisable). In each case, the severance payments described above are subject to Mr. Barton’s execution and non-revocation of a general release of claims against us and our affiliates.
The Barton Employment Agreement also includes certain restrictive covenants, including a non-solicitation of employees covenant for a period of 12 months following termination of Mr. Barton’s employment and standard confidentiality and invention assignment provisions.

Beuting Offer Letter
On January 23, 2021, Playboy issued an offer letter to Mr. Beuting in connection with his employment as the our Chief Accounting Officer, which became effective upon February 8, 2021 (the “Beuting Offer Letter”). The Beuting Offer Letter provides for an annual base salary equal to $325,000 and that Mr. Beuting is eligible to earn an annual cash bonus (with a target amount equal to 30% of his base salary).
The Beuting Offer Letter provides that in addition to being eligible to participate in our standard benefit plans, Mr. Beuting will be provided with a company-paid life insurance policy, medical insurance and 401(k) benefits.
If Mr. Beuting’s employment is terminated without cause or he resigns for good reason, he will be entitled to the following: (i) severance payments over the next six months equal to then-current base salary; (ii) our reimbursement of COBRA payments for six months; and (iii) most recent earned but unpaid bonus, if any.

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The Beuting Offer Letter also includes certain restrictive covenants, including a non-solicitation of employees covenant for a period of 12 months following termination of Mr. Beuting’s employment.

Kechter Employment Agreement
On December 10, 2021, Playboy entered into an employment agreement with Ms. Kechter in connection with her employment as the Company’s President of Global Consumer Products, which became effective as of January 10, 2022 (the “Kechter Employment Agreement”). The Kechter Employment Agreement provides for an annual base salary equal to $500,000 and that Ms. Kechter is eligible to earn an annual cash bonus (with a target amount equal to 60% of her base salary, provided that for 2022 Ms. Kechter’s bonus could not be less than 50% of her base salary).
The Kechter Employment Agreement provided that Ms. Kechter will be granted the following equity grants during her employment: (1) a grant of RSUs with a grant date fair value for financial accounting purposes equal to $1,000,000 which would immediately vest on the grant date, (2) a grant of RSUs with a grant date fair value for financial accounting purposes equal to $2,000,000 which would vest in four equal installments on each of the first four anniversaries of January 10, 2022 (the “January 2022 RSUs”), and (3) she shall be eligible to receive annual long-term incentive compensation equity grants with a grant date fair value target equal to 60% of her then-base salary, vesting in four equal installments on each of the first four anniversaries of the grant date; and in each case subject to Ms. Kechter’s continued employment through the applicable vesting dates.
The Kechter Employment Agreement provides that Ms. Kechter is eligible to participate in our standard benefit plans.
If Ms. Kechter’s employment is terminated without cause or she resigns for good reason (as such terms are defined in the Kechter Employment Agreement), she will be entitled to the following: (i) a severance payment equal to the sum of her then-current base salary and target annual bonus, payable over 12 months; (ii) a pro-rated bonus for the year of termination; (iii) our reimbursement or direct payment of COBRA continuation coverage premiums for up to 12 months following the date of termination; and (iv) accelerated vesting of two annual vesting installments which are subsequent to the termination date of the then-outstanding January 2022 RSUs. In each case, the severance payments described above are subject to Ms. Kechter’s execution and non-revocation of a general release of claims against us and our affiliates.
The Kechter Employment Agreement also includes certain restrictive covenants, including a non-solicitation of employees covenant for a period of 12 months following termination of Ms. Kechter’s employment and standard confidentiality and invention assignment provisions.

Equity Incentive Plans
We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our employees, consultants, and directors with the financial interests of our stockholders. In addition, we believe that our ability to grant equity-based awards helps us to attract, retain, and motivate employees, consultants, and directors, and encourages them to devote their best efforts to our business and financial success.
Treatment of Outstanding Equity Awards in the Business Combination
In connection with the Business Combination, all outstanding options and RSUs under our 2018 Equity Incentive Plan (including the unvested options and RSUs held by the named executive officers as described in the “Outstanding Equity Awards at 2021 Fiscal Year-End” table below) became fully vested. Each outstanding option was assumed by the Company and automatically converted into an option to purchase shares of Company common stock, and each outstanding RSU was terminated and settled in shares of Company common stock. On February 9, 2021, our stockholders approved the 2021 Plan, which became effective upon the closing of the Business Combination. The 2021 Plan governs equity-based awards to be granted by the Company following the consummation of the Business Combination. After the effective date of the 2021 Plan, no further awards have been granted under the 2018 Equity Incentive Plan.

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401(k) Plan and Similar Plans
We maintain a safe harbor 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Code limits, which are updated annually. We have the ability to make matching and discretionary contributions to the 401(k) plan. Currently, we make a match of each participant’s contribution up to 3.5% of the participant’s compensation. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their own contributions and our matching contributions vest after the completion of two years of employment with us by the participant. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan.
Similar plans outside the United States, some of which are government mandated, cover employees of certain of our international subsidiaries. Several of these plans allow us to match, on a voluntary basis, a portion of the employee contributions.
Pension Benefits
Other than our 401(k) plan, our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during the year ended December 31, 2022.

Non-qualified Deferred Compensation
Our named executive officers did not participate in, or earn any benefits under, a non-qualified deferred compensation plan sponsored by us during the year ended December 31, 2022.

Pay Ratio Disclosure
As disclosed in the Summary Compensation Table, for the year ended December 31, 2022, the annual total compensation of our Chief Executive Officer was $3.7 million. The annual total compensation of our median employee, excluding our Chief Executive Officer, for the same period, using the same methodology used to calculate our Chief Executive Officer’s annual total compensation, was $29,311. The ratio of these amounts is 126.8 to 1. We believe such ratio is a reasonable estimate calculated in a manner consistent with Item 402 of Regulation S-K under the Exchange Act.
To determine our median employee, we used the total compensation of our employees from our company records, including salary and wages (including overtime for hourly employees), bonuses, commissions, allowances and other imputed income, and grant date fair value of equity awards. We applied this measure to our global employee population as of December 31, 2022 (excluding the Company’s employees in the United Kingdom, which represented less than 5% of our global employee population)1, and calculated total compensation for the 12 months prior to such date, annualizing all compensation other than equity awards for employees who did not work the full 12 months. We selected the individual who represented our median employee based on this information. For employees who were not paid in U.S. dollars, we converted their compensation to U.S. dollars using the average exchange rate for the year ended December 31, 2022.
The pay ratio above represents our reasonable estimate calculated in a manner consistent with SEC rules, which allow for significant flexibility in how companies identify the median employee, and each company may use a different methodology and make different assumptions particular to that company. As a result, and as explained by the SEC when it adopted the pay ratio rules, the ratio was not designed to facilitate comparisons of pay ratios among different companies, even companies within the same industry, but rather to allow stockholders to better understand our compensation practices and pay ratio disclosures.
____________
(1)     Under the de minimis exemption of the pay ratio rules that permit exclusion of non-U.S. employees up to a 5% threshold, we excluded all employees located in the United Kingdom. As of December 31, 2022, we had 1,003 employees globally, including 604 U.S. employees and 393 non-U.S. employees. In determining the identity of our median employee, we excluded 24 employees from the United Kingdom. After excluding the Company's employees in the United Kingdom, which represented less than 5% of our global employee population, we determined the identity of our median employee from a population of 604 U.S. employees and 369 non-U.S. employees.

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Pay Versus Performance
In accordance with rules adopted by the SEC in 2022 in connection with the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO ($) (1)	Compensation Actually Paid to PEO ($) (2)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (3)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2), (3)	Value of Initial Fixed $100 Investment Based on:		Net Income (Loss) ($)	GAAP Revenue ($) (5)
					Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) (4)
2022	3,717,913	(16,575,910)	1,793,824	(2,398,126)	27.78	80.71	(277,704,361)	266,933,398
2021	32,770,190	44,848,302	6,828,297	9,996,234	269.09	128.17	(77,676,653)	246,586,155
2020	2,004,950	2,558,357	644,500	1,043,440	106.16	103.01	(5,271,615)	147,661,545
__________________
(1)    Mr. Kohn was the PEO for all three years (2020-2022).
(2)    SEC rules require that certain adjustments be made to the totals set forth in the Summary Compensation Table included in this Proxy Statement (the “Summary Compensation Table”) in order to determine “compensation actually paid” for purposes of this Pay Versus Performance Disclosure. “Compensation actually paid” does not represent cash and/or equity value transferred to the applicable NEO, but rather is a value calculated under applicable SEC rules for purposes of this Pay Versus Performance Disclosure. In general, “compensation actually paid” is calculated as total compensation set forth in the Summary Compensation Table, as adjusted to include the fair market value of equity awards as of December 31 of the applicable year or, if earlier, the vesting date (rather than the grant date). None of the NEOs participate in a defined benefit plan, so the following table does not include an adjustment for pension benefits. The below table reflects the required adjustments to reconcile total compensation as set forth in the Summary Compensation Table to “Compensation actually paid” for purposes of the Pay Versus Performance Disclosure.
(3)    The Non-PEO NEOs were comprised of: for 2022, Messrs. Barton, Riley and Beuting and Ms. Kechter; for 2021, Messrs. Barton, Riley, Beuting and David Israel; for 2020, Messrs. Riley and Israel.
(4)    The Peer Group TSR set forth in this table utilizes the S&P 500 Consumer Discretionary Index, which we also utilized in the stock performance graph included in Part II, Item 5 of our Annual Report on Form 10-K for the year ended December 31, 2022. The comparison assumes an initial investment of $100 in our common stock at the market close on August 27, 2020, which was the first day on which our common stock commenced trading on its own, through the end of the listed year, in the Company and in the S&P 500 Consumer Discretionary Index, respectively. Data for the S&P 500 Consumer Discretionary Index assumes reinvestment of dividends. Total return equals stock price appreciation plus reinvestment of dividends. Historical stock performance is not necessarily indicative of future stock performance.
(5)    Our annual GAAP revenue was selected as our Company-Selected Measure.

Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Neither the PEO nor the Non-PEO NEOs are accruing benefits under a pension plan for services rendered in the covered years, and therefore no additions are required for pension plan service cost in determining Compensation Actually Paid.

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The following table reconciles Summary Compensation Table total to Compensation Actually Paid with respect to our PEO for the periods indicated:

Year	Salary ($)	Bonus and Non-Equity Incentive Compensation ($)	Equity Compensation ($)	All Other Compensation ($)	Summary Compensation Table Total ($)	Equity Deductions from Summary Compensation Table Total ($) (1)	Additions (Deductions) to Compensation Table Total ($) (2)	Compensation Actually Paid ($)
2022	851,710	—	1,785,649	1,080,554	3,717,913	(1,785,649)	(18,508,174)	(16,575,910)
2021	866,662	2,850,000	28,651,528	402,000	32,770,190	(28,651,528)	40,729,640	44,848,302
2020	998,950	1,000,000	—	6,000	2,004,950	—	553,407	2,558,357
__________________
(1)    Represents the grant date fair value of equity-based awards granted.
(2)    Reflects the value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each period presented. The equity component of compensation actually paid is further detailed in the supplemental table below.

The following table reconciles the Non-PEO NEOs Average Summary Compensation Table total to Average Compensation Actually Paid for the periods indicated:

Year	Average Salary ($)	Average Bonus and Non-Equity Incentive Compensation ($)	Average Equity Compensation ($)	Average All Other Compensation ($)	Average Summary Compensation Table Total ($)	Deductions from Summary Compensation Table Total ($) (1)	Average Additions (Deductions) to Compensation Table Total ($) (2)	Average Compensation Actually Paid ($)
2022	430,177	62,500	1,270,832	30,315	1,793,824	(1,270,832)	(2,921,118)	(2,398,126)
2021	376,651	302,500	6,142,818	6,328	6,828,297	(6,142,818)	9,310,755	9,996,234
2020	422,000	212,500	—	10,000	644,500	—	398,940	1,043,440
__________________
(1)    Represents the average grant date fair value of equity-based awards granted each year.
(2)    Reflects the average value of equity calculated in accordance with the SEC methodology for determining Compensation Actually Paid for each period presented. The equity component of compensation actually paid is further detailed in the supplemental table below.

The following table includes supplemental data for the additions and deductions resulting in the equity component of PEO Compensation Actually Paid for the periods indicated:

Fiscal Year	Addition of Fair Value of Current Year Equity Awards Unvested and Outstanding at Fiscal Year End ($)	(Deductions) Additions for Change in Value of Prior Years’ Awards Unvested and Outstanding at Fiscal Year End ($)	Additions (Deductions) for Change in Value of Prior Years’ Awards That Vested in Fiscal Year ($)	Additions of Fair Value as of the Vesting Date for Awards that are Granted and Vested in the Fiscal Year ($)	(Deductions) for Forfeited Prior Years’ Awards	Equity Value Included in Compensation Actually Paid ($)
2022	499,546	(12,135,455)	(6,872,265)	—	—	(18,508,174)
2021	18,482,390	—	—	22,247,250	—	40,729,640
2020	—	—	127,061	426,346	—	553,407

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The following table includes supplemental data for the additions and deductions resulting in equity component of Non-PEO NEOs Average Compensation Actually Paid for the periods indicated:

Fiscal Year	Addition of Average Fair Value of Current Year Equity Awards Unvested and Outstanding at Fiscal Year End ($)	(Deductions) Additions for Average Change in Value of Prior Years’ Awards Unvested and Outstanding at Fiscal Year End ($)	Additions (Deductions) for Average Change in Value of Prior Years’ Awards That Vested in Fiscal Year ($)	Additions of Average Fair Value as of the Vesting Date for Awards that are Granted and Vested in the Fiscal Year ($)	(Deductions) for Forfeited Prior Years’ Awards	Equity Value Included in Compensation Actually Paid ($)
2022	240,683	(2,722,030)	(689,770)	249,999	—	(2,921,118)
2021	4,204,752	—	63,303	5,042,700	—	9,310,755
2020	—	319,933	42,772	36,235	—	398,940

Relationships Between Executive Compensation Actually Paid and Select Financial Performance Measures
The charts below are based on the information provided in the above table to illustrate the relationships between the Company’s compensation actually paid to the PEO and the average compensation actually paid to the Company’s non-PEO NEOs, with (i) the Company’s net loss, (ii) the Company’s cumulative total shareholder return and the total shareholder return of the Company’s peer group and (iii) the Company’s GAAP Revenue, which the Company has selected as the most important financial performance measure considered by the Company with respect to compensation actually paid to its NEOs for the most recently completed fiscal year and the Company’s performance.

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Unranked Tabular List of the Company’s Most Important Financial Performance Measures
The table below sets forth is an unranked list of the most important financial performance measures historically considered by the Company with respect to compensation actually paid to the NEOs and the Company’s performance. As a result of the Company’s overall performance in 2022 being below the Board’s expectations, including limited revenue growth, no changes were made to the NEOs compensation packages from 2021 (when the Company experienced rapid growth and established such packages) to 2022, and no annual performance-based cash bonuses were awarded to the named executive officers for 2022.

Financial Performance Measures
GAAP Revenue
Adjusted EBITDA
Earnings Per Share

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CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Agreements Relating to the Business Combination

Amended and Restated Registration Rights Agreement
Certain pre-Business Combination stockholders were entitled to registration rights pursuant to the registration rights agreement that was entered into at the time of the initial public offering of our predecessor public company (Mountain Crest Acquisition Corp, or “MCAC”). Such agreement provided certain demand and “piggy-back” registration rights with respect to registration statements filed subsequent to our consummation of the Business Combination. We will bear the expenses incurred in connection with the filing of any such registration statements.
On February 10, 2021, MCAC entered into the Amended and Restated Registration Rights Agreement (the “A&R Registration Rights Agreement”), by and among (i) PLBY, (ii) Suying Liu, Dong Liu, Nelson Haight, Todd Milbourn, and Wenhua Zhang (the “Initial Stockholders”), with respect to certain pre-Business Combination securities they owned at the closing of the Business Combination, and (iii) RT-ICON Holdings LLC, a Delaware limited liability company (“RT-ICON”), and each of the other shareholders of Playboy whose names are listed on Exhibit A thereto (collectively with RT-ICON, the “Playboy Stockholders”), with respect to (x) consideration issued in the Business Combination, (y) any other outstanding common stock or other equity security issued or issuable upon on the exercise of any other equity security of the Company as of the closing of the Business Combination, and (z) any other equity security of the Company issued or issuable with respect to any such shares of common stock by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or reorganization.
The A&R Registration Rights Agreement requires the Company to, among other things, file a resale shelf registration statement with the SEC on behalf of the Initial Stockholders and the Playboy Stockholders no later than 60 days after the closing of the Business Combination(the “Filing Deadline”). The Company was required to use its commercially reasonable efforts to have the registration statement declared effective no later than 30 days following the Filing Deadline (60 days if the registration statement is reviewed by the SEC). The shelf registration statement was declared effective by the SEC on May 10, 2021.
The holders of a majority of these securities are entitled to make up to three demands that the Company register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to the Business Combination. The demand and piggy-back registration rights provided therein are subject to underwriter cutbacks and issuer blackout periods. The Company has paid, and will pay, certain fees and expenses relating to the registrations under the A&R Registration Rights Agreement.

Investor Rights Agreement
At the closing of the Business Combination, the Company and RT entered into an Investor Rights Agreement pursuant to which, following the closing date, RT has the right, but not the obligation, to nominate to the Board a number of designees equal to (i) three directors, if and so long as RT beneficially owns, in the aggregate, 50% or more of the shares of common stock, (ii) two directors, in the event that RT beneficially owns, in the aggregate, 35% or more, but less than 50%, of the shares of common stock and (iii) one director, in the event that RT beneficially owns, in the aggregate, 15% or more, but less than 35%, of the shares of common stock (in each case, subject to proportional adjustment in the event that the size of the Board is increased or decreased following the Closing). RT also has the right to appoint the chairman of the Board so long as RT beneficially owns, in the aggregate, 15% or more of the shares of common stock. The Investor Rights Agreement also provides RT with certain additional rights, based on its ownership levels, related to Board committee memberships, Board vacancies, size of the Board and actions related to certain amendments to the Company’s Second Amended and Restated Certificate of Incorporation and bylaws.

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Time-Sharing Agreements for Corporate Aircraft
On October 4, 2021, Playboy Enterprises International, Inc., a wholly-owned subsidiary of the Company, entered into an aircraft Time-Sharing Agreement (the “Time-Sharing Agreement”) with each of Ben Kohn, our Chief Executive Officer, and Suhail Rizvi, our Chairman of the Board. Until the sale of our corporate aircraft (“Corporate Aircraft”) in September 2022, the Time-Sharing Agreement governed use of our Corporate Aircraft by Messrs. Kohn and Rizvi for personal trips and provided that they could use such Corporate Aircraft and pay us an amount equal to the aggregate actual expenses of each personal use flight based on the variable costs of the flight, with the amount of such lease payments not to exceed the maximum payment level established under Federal Aviation Administration rules. In 2022, the amount that could be allocated but could not be reimbursed to us by Mr. Kohn was approximately $0.92 million and by Mr. Rizvi was approximately $0.76 million, which amounts represent an imputed portion of the Company’s fixed costs associated with the Corporate Aircraft, such as pilot costs, the purchase or leasing costs of the Corporate Aircraft and the cost of maintenance of the Corporate Aircraft, which are incurred by the Company irrespective of any personal use of the Corporate Aircraft.
Related Person Transaction Policy
The Company has adopted a related person transaction policy that sets forth its procedures for the identification, review, consideration and approval or ratification of related person transactions. For purposes of the Company’s policy only, a related person transaction is a transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which the Company and any related person are, were or will be participants in which the amount involved exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee or director are not covered by this policy. A related person is any executive officer, director or beneficial owner of more than 5% of any class of the Company’s voting securities and any of their respective immediate family members and any entity owned or controlled by such persons.
Under the policy, if a transaction has been identified as a related person transaction, including any transaction that was not a related person transaction when originally consummated or any transaction that was not initially identified as a related person transaction prior to consummation, the Company’s management must present information regarding the related person transaction to the Company’s audit committee, or, if audit committee approval would be inappropriate, to another independent body of the Board, for review, consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether the transaction is on terms that are comparable to the terms available to or from, as the case may be, an unrelated third party or to or from employees generally. Under the policy, the Company will collect information that the Company deems reasonably necessary from each director, executive officer and, to the extent feasible, significant stockholder to enable the Company to identify any existing or potential related-person transactions and to effectuate the terms of the policy. In addition, under the Company’s Code of Conduct, the Company’s employees and directors have an affirmative responsibility to disclose any transaction or relationship that reasonably could be expected to give rise to a conflict of interest. In considering related person transactions, the Company’s Audit Committee, or other independent body of the Board, will take into account the relevant available facts and circumstances including, but not limited to:
•the risks, costs and benefits to the Company;
•the impact on a director’s independence in the event that the related person is a director, immediate family member of a director or an entity with which a director is affiliated;
•the availability of other sources for comparable services or products; and
•the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.
The policy requires that, in determining whether to approve, ratify or reject a related person transaction, the Company’s Audit Committee, or other independent body of the Board, must consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the Company’s best interests and those of the Company’s stockholders, as the Company’s Audit Committee, or other independent body of the Board, determines in the good faith exercise of its discretion.

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PRINCIPAL ACCOUNTANT FEES AND SERVICES

The following table presents fees billed for professional audit services and other services rendered to us by our independent registered public accounting firm for the years ended December 31, 2022 and 2021. BDO USA, LLP (“BDO”) has served as our independent registered public accounting firm for the fiscal years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees(1)	$2,857,656	$1,392,000
Tax Fees(2)	45,692	25,000
Total	$2,903,348	$1,417,000

(1)    Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements, reviews of our quarterly interim financial statements, audits of our internal control over financial reporting, reviews of documents filed with the SEC, services in connection with the acquisition audits, services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings, comfort letters, consents and certain accounting consultations in connection with the audits.
(2)    Tax fees consist of fees billed for professional services relating to an Internal Revenue Code Section 382 study.

Pre-Approval of Audit and Non-Audit Services
The charter for our Audit Committee requires that the Audit Committee pre-approve all audit services to be provided to us, whether provided by our principal auditor or other firms, and all other services (review, attest and non-audit) to be provided to us by our independent registered public accounting firm, other than de minimis non-audit services approved in accordance with applicable SEC rules. All independent registered public accounting firm services and fees have been pre-approved by the Audit Committee.

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AUDIT COMMITTEE REPORT
The Audit Committee has reviewed and discussed the consolidated financial statements for the fiscal year ended December 31, 2022, with both management and BDO USA, LLP, the Company’s independent registered public accounting firm. In its discussion, management has represented to the Audit Committee that the Company’s consolidated financial statements for the fiscal year ended December 31, 2022 were prepared in accordance with generally accepted accounting principles.

The Audit Committee meets with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of the Company’s internal controls and the overall quality of the Company’s financial reporting. The Audit Committee has discussed with BDO USA, LLP the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. BDO USA, LLP reported to the Audit Committee regarding the critical accounting estimates and practices and the estimates and assumptions used by management in the preparation of the audited consolidated financial statements as of December 31, 2022 and for the fiscal year then ended, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of use of such alternative treatments and the treatment preferred by BDO USA, LLP.

BDO USA, LLP provided a report to the Audit Committee describing the Company’s internal control procedures and related matters. BDO USA, LLP also provided to the Audit Committee the written disclosures and the letter required by the applicable requirements of the PCAOB regarding BDO USA, LLP’s communications with the Audit Committee concerning independence, and the Audit Committee discussed with BDO USA, LLP its independence. When considering BDO USA, LLP’s independence, the Audit Committee considered, among other matters, whether BDO USA, LLP’s provision of non-audit services to the Company is compatible with maintaining the independence of BDO USA, LLP. All audit and permissible non-audit services in 2022 were pre-approved pursuant to these procedures.

Based on the Audit Committee’s review of the audited financial statements and the various discussions noted above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

PLBY GROUP, INC. AUDIT COMMITTEE Juliana F. Hill (Chair) Tracey Edmonds James Yaffe

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PROPOSAL NO. 2 - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has selected BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and has further directed that management submit the selection of our independent registered public accounting firm for ratification by the stockholders at the annual meeting. BDO has been engaged by us since July 6, 2021. Representatives of BDO are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of BDO as our independent registered public accounting firm. However, the Audit Committee is submitting the selection of BDO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain BDO. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in our and our stockholders’ best interests.

Change in Auditor

On July 6, 2021, the Audit Committee approved the engagement of BDO as PLBY’s independent registered public accounting firm for the year ending December 31, 2021 and dismissed Prager Metis CPAs LLP (“Prager”) from that role. Accordingly, PLBY notified Prager that it had been dismissed as its independent registered public accounting firm as of July 6, 2021.

Prager served as the independent registered public accounting firm of Playboy Enterprises, Inc., prior to PLBY’s business combination with Playboy, which was consummated as of February 10, 2021. As was previously disclosed in a current report on Form 8-K filed with the SEC on February 16, 2021, PLBY’s pre-Business Combination independent registered public accounting firm was replaced by Prager effective as of April 15, 2021, the filing date of PLBY’s Annual Report on Form 10-K for the year ended December 31, 2020.

Playboy was the accounting predecessor of PLBY pursuant to the Business Combination. Prager served as Playboy’s independent registered public accounting firm for the fiscal years ended December 31, 2020 and 2019. The audit reports of Prager on Playboy’s financial statements as of and for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During Playboy’s fiscal years ended December 31, 2020 and 2019 and in the subsequent period through July 6, 2021, there were no “disagreements” as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, promulgated under the Exchange Act, with Prager on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Prager, would have caused it to make reference to the subject matter of the disagreements in connection with its audit reports, nor were there any “reportable events” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Vote Required

The affirmative vote of the holders of a majority of the votes cast either virtually during the Annual Meeting or represented by proxy at the annual meeting will be required to ratify the selection of BDO for our fiscal year ending December 31, 2023. Abstentions will not be counted as votes cast on this proposal. No broker non-votes are expected to exist in connection with this proposal.

THE BOARD AND THE AUDIT COMMITTEE RECOMMEND A VOTE “FOR” PROPOSAL 2 (ITEM NO. 2 ON THE ENCLOSED PROXY CARD).

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PROPOSAL NO. 3 — NON-BINDING ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

In our proxy statement for the 2022 annual meeting of stockholders, the Board recommended that a non-binding advisory vote on the compensation of our named executive officers be held every year by our stockholders. In accordance with such recommendation, our stockholders at our 2022 annual meeting approved, on a non-binding advisory basis, the holding of a non-binding advisory vote on the compensation of our named executive officers every year.

In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are seeking a non-binding advisory vote from our stockholders to approve the compensation paid to our NEOs as disclosed in this Proxy Statement. Stockholders are being asked to approve the following resolution at the Annual Meeting:

RESOLVED, that the stockholders of PLBY Group, Inc. (the “Company”) hereby APPROVE, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for its 2023 Annual Meeting of Stockholders (including the Compensation Discussion and Analysis, compensation tables, and related narrative discussion therein).
As described more fully in the “Compensation Discussion and Analysis” section of this Proxy Statement, the compensation program for our executive officers is guided by several key principles, including attraction, retention and motivation of executive officers over the long-term, recognition of individual and company-wide performance, and creation of stockholder value by aligning the interests of management and our stockholders through equity incentives. We urge stockholders to read the “Compensation Discussion and Analysis” section, compensation tables and related narrative discussion in this Proxy Statement for a more detailed discussion of our compensation programs and policies, the compensation-related actions taken in fiscal year 2022 and the compensation paid to our NEOs.

Vote Required
The affirmative vote of the holders of a majority of the votes cast either virtually during the Annual Meeting or represented by proxy at the Annual Meeting will be required for approval of Proposal No. 3. Abstentions and broker non-votes will have no effect on Proposal No. 3.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADVISORY APPROVAL OF OUR NAMED EXECUTIVE OFFICER COMPENSATION (ITEM NO. 3 ON THE ENCLOSED PROXY CARD)

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WHERE TO GET ADDITIONAL INFORMATION
As a reporting company, we are subject to the informational requirements of the Exchange Act and accordingly file our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, proxy statements, and other information with the SEC. As an electronic filer, our public filings are maintained on the SEC’s website that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that website is http://www.sec.gov. In addition, our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and amendments to those reports filed or furnished pursuant to Section 13(a) or 15(d) of the Exchange Act may be accessed free of charge through our website as soon as reasonably practicable after we have electronically filed such material with, or furnished it to, the SEC. The address of that website is https://www.plbygroup.com/investors/sec-filings.

COST OF PROXY STATEMENT AND SOLICITATION
We will bear the cost of preparing and distributing this Proxy Statement and the solicitation of proxies on behalf of the Board. In addition to the use of the mail, proxies may be solicited by us personally, by telephone, or by similar means. None of our directors, officers, or employees will be specifically compensated for those activities.
We expect to pay approximately $5,000 to InvestorCom for the solicitation of proxies, and we will indemnify InvestorCom with respect to information provided by us to InvestorCom. We will also reimburse brokerage firms, custodians, nominees, fiduciaries, and other persons holding our shares in their names, or in the names of nominees, at approved rates for their reasonable expenses in forwarding proxy materials to beneficial owners of securities held of record by them and obtaining their proxies.
STOCKHOLDER COMMUNICATIONS
General. We provide an informal process for stockholders to send communications to our Board and its members. Shareholders who wish to contact the Board or any of its members may do so by writing to PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024. At the direction of the Board, all mail received will be opened and screened for security purposes. Correspondence directed to an individual Board member is referred to that member. Correspondence not directed to a particular Board member is referred to our Secretary, Chris Riley, care of PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024.
Submission of Stockholder Proposals and Director Nominations for 2024 Annual Meeting. Stockholders who intend to have a proposal or director nomination considered for inclusion in our proxy materials for presentation at our 2024 annual meeting of stockholders must submit the proposal or director nomination to us no later than January 2, 2024. In accordance with our Bylaws, for a proposal or director nomination to be brought before the 2024 annual meeting of stockholders, a stockholder’s notice of the proposal or director nomination that the shareholder wishes to present must be delivered to Secretary, Chris Riley, care of PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024 not less than 90 nor more than 120 days prior to the first anniversary of the 2023 Annual Meeting. Accordingly, any notice given pursuant to our Bylaws and outside the process of Rule 14a-8 must be received no earlier than February 16, 2024 and no later than March 17, 2024. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal or director nomination that does not comply with these and other applicable requirements.
In addition to satisfying the foregoing requirements, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice to us that sets forth the information required by Rule 14a-19 under the Exchange Act, with such notice being postmarked or transmitted electronically to our Secretary, Chris Riley, care of PLBY Group, Inc., 10960 Wilshire Blvd., Suite 2200, Los Angeles, CA 90024. To the extent that any information required by Rule 14a-19 is not required under our bylaws to be included with your notice, we must receive such additional information by April 16, 2024.

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OTHER BUSINESS

Our Board does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the proxy card will have discretion to vote the shares represented by proxy in accordance with their own judgment on such matters.

It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. We urge you to vote by Internet, prior to or at the virtual Annual Meeting, or by executing and returning the proxy card at your earliest convenience.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

PLBY GROUP, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on June 14, 2023.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend, go to:
https://www.cstproxy.com/plbygroup/2023

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

Please mark your votes like this ☒

1. Election of Class III Directors

   (1) Tracey Edmonds
   (2) James Yaffe

FOR ALL Nominees listed to the left	FOR all Nominees except (see instruction below)	WITHHOLD AUTHORITY to vote for all Nominees listed to the left
☐	☐	☐

(Instruction: To withhold authority to vote for any individual nominee strike a line through that nominee's name in the list above.)

FOR	AGAINST	ABSTAIN
☐	☐	☐

3. An advisory vote to approve the compensation of named executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

CONTROL NUMBER

Signature________________ Signature, if held jointly________________ Date________, 2023

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

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Important Notice Regarding the Internet Availability of Proxy Materials for the 2023 Annual Meeting of Stockholders

To view the Notice, Proxy Statement, 10-K and to attend the Annual Meeting, please go to: https://www.cstproxy.com/plbygroup/2023

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

PLBY GROUP, INC.

The undersigned appoints Ben Kohn, Marc Crossman and Chris Riley, and each of them, as proxy holders, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated on the reverse hereof, all of the shares of common stock of PLBY GROUP, INC. held of record by the undersigned at the close of business on May 1, 2023 at the Annual Meeting of Stockholders of PLBY GROUP, INC. to be held on June 15, 2023, or at any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE TWO NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSAL 2, AND IN FAVOR OF PROPOSAL 3, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

(Continued, and to be marked, dated and signed, on the other side)

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